    As filed with the Securities and Exchange Commission on February 28, 2002

                          Registration No. 33-10472
--------------------------------------------------------------------------------
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------
                                  FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  (X)
                                                                -----
                Pre-Effective Amendment No.           ( )
                                            -----    -----

                Post-Effective Amendment No. 25       (X)
                                            -----    -----


                                     and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940


                              Amendment No. 25                   (X)
                                           -----                -----


                       (Check appropriate box or boxes)

                        LONGLEAF PARTNERS FUNDS TRUST
               (Exact name of registrant as specified in charter)
               ---------------------------------------------------
                    c/o Southeastern Asset Management, Inc.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119
                    (Address of principal executive offices)
                    ----------------------------------------
      Registrant's Telephone Number, Including Area Code - (901) 761-2474

    CHARLES D. REAVES, ESQ.                    Copy to:
    Southeastern Asset Mgmt., Inc.             ALAN ROSENBLAT, ESQ.
    6410 Poplar Ave., Ste. 900                 Dechert Price & Rhoads
    Memphis, TN 38119                          1775 Eye Street, N.W.
                                               Washington, D.C. 20006


                    (Name and address of agent for service)
                    ---------------------------------------


   Approximate Date of Proposed Public Offering May 1, 2002
                                               -----------------------------
It is proposed that this filing will become effective (check appropriate box)

   [ ] on ______________ pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [X] on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485
   [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                      DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of shares of beneficial interest is being registered under the Securities Act of 1933. The $500 filing fee required by said Rule has been paid. The Notice required by Rule 24f-2(b)(1) under the Investment Company Act of 1940 with respect to the fiscal year ended December 31, 2001, was filed with the Securities & Exchange Commission on February 15, 2002, together with a registration fee for net sales for the period.

Post-Effective Amendment No. 25



                         LONGLEAF PARTNERS FUNDS TRUST

                      Part A of the Registration Statement

              Cross Reference Sheet Between Registration Statement
                             and Form of Prospectus


Registration Statement                                 Prospectus Heading
Item Number and Caption                                   or Subheading
------------------------                               -------------------
Item 1.  Front and Back Cover Page                   Face Page and Back Cover Page

Item 2.  Risk/Return Summary:                        Investment Objectives
         Investments, Risks, and Performance         Longleaf Partners Investment
                                                       Strategy
                                                     Primary Investment Risks

Item 3.  Risk/Return Summary:                        Specific Information on
           Fee Table                                   Each Fund
                                                       Partners Fund
                                                       International Fund
                                                       Realty Fund
                                                       Small-Cap Fund

Item 4.  Investment Objectives,                      Combined under same headings
         Principal Investment                          as Item 3 and also
         Strategies, and Related                       How We Achieve Our
         Risks                                           Investment Objectives;
                                                       Other Risks of Investing
                                                         Which Apply to All Funds

Item 5.  Management's Discussion of                  Contained in 2001 Annual
         Fund Performance                              Report to Shareholders

Item 6.  Management, Organization,                   Portfolio Management and
           and Capital Structure                       Fund Operations

Item 7.  Shareholder Information                     Shareholder Manual

Item 8.  Distribution Arrangements                   Not Applicable

Item 9.  Financial Highlights Information            Financial Highlights
                                                       Table

Post-Effective Amendment No. 25



                         LONGLEAF PARTNERS FUNDS TRUST

                      Part B of the Registration Statement

              Cross Reference Sheet Between Registration Statement
                and Form of Statement of Additional Information




Registration Statement                                Statement of Additional
Item Number and Caption                               Information Heading or Subheading
------------------------                              ---------------------------------
Item 10.  Cover Page and Table of                     Cover Page and Table of
          Contents                                      Contents

Item 11.  Fund History                                Fund History

Item 12.  Description of the Fund                     Investment Objectives and Policies
          and Its Investments and Risks               Description of the Funds
                                                      Fundamental Policies and
                                                        Restrictions
                                                      Non-Fundamental Investment
                                                        Restrictions
                                                      Additional Information About
                                                        Types of Investments and
                                                        Investment Techniques
                                                      Portfolio Turnover

Item 13.  Management of the Fund                      Management of the Funds
                                                      Compensation Table

Item 14.  Control Persons and Principal               Control Persons and Principal
            Holders of Securities                       Holders of Securities

Item 15.  Investment Advisory and                     Investment Advisory Services
            Other Services                            Fund Administration
                                                      Other Service Providers

Item 16.  Brokerage Allocation and                    Allocation of Brokerage
            Other Practices                             Commissions

Item 17.  Capital Stock and                           Capital Stock and Indemnification
            Other Securities                            Rights

Item 18.  Purchase, Redemption, and                   Purchase, Redemption, and
            Pricing of Shares                           Pricing of Shares

Item 19.  Taxation of the Fund                        Additional Tax Information

Item 20.  Underwriters                                Not Applicable

Item 21.  Calculation of Performance                  Investment Performance and
            Data                                        Total Return

Item 22.  Financial Statements                        Financial Statements

                         LONGLEAF PARTNERS FUNDS TRUST
                         =============================

                                     PART A

                     INFORMATION REQUIRED IN THE PROSPECTUS

                                   PROSPECTUS
                                   May 1, 2002



                     [LOGO](SM) LONGLEAF PARTNERS FUNDS(SM)
                 MANAGED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  [BLANK PAGE]

PROSPECTUS

May 1, 2002
LONGLEAF PARTNERS FUNDS(SM)

Managed By:
SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com

LONGLEAF PARTNERS FUND
Invests primarily in mid to large-cap companies believed to be significantly undervalued.

LONGLEAF PARTNERS INTERNATIONAL FUND
Invests primarily in foreign companies believed to be significantly undervalued.

LONGLEAF PARTNERS SMALL-CAP FUND
Invests primarily in companies of the size included in the Russell 2000 Index believed to be significantly undervalued.
(Closed to new investors)



The Longleaf Partners Funds are registered with the Securities and Exchange Commission (SEC). That registration does not imply that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

    4    RISK/RETURN SUMMARY
         PRINCIPAL INVESTMENT STRATEGY
           Philosophy                                                 4
           Process                                                    4
           Governing Principles                                       4
         PRIMARY INVESTMENT RISKS WHICH APPLY TO ALL
         LONGLEAF FUNDS
           Market Fluctuation                                         5
           Business Ownership Risks                                   5
           Non-Diversification                                        6
           Liquidity Risks                                            6
           Foreign Investment Risks                                   7
           Currency Hedging Risks                                     7
         INVESTMENT OBJECTIVES, PERFORMANCE, FEES,
         AND EXPENSE INFORMATION
           Longleaf Partners Fund                                     8
           Longleaf Partners International Fund                      10
           Longleaf Partners Small-Cap Fund                          12

         METHOD OF CALCULATION OF RETURNS
         AFTER TAXES                                                 14

    15   DISCUSSION OF PRINCIPAL INVESTMENT
         STRATEGIES AND RELATED RISKS
         ADDITIONAL INFORMATION ON TYPES OF INVESTMENTS
           International Fund                                        15

         HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES
           Determining Business or Intrinsic Value                   15
           Other Investment Criteria                                 15
           Allocation of Investment Ideas                            16
           How Companies Reach Intrinsic Value                       16
           Portfolio Turnover                                        16
           Other Investments                                         16
           Cash Reserves                                             17

         OTHER RISKS OF INVESTING WHICH APPLY TO ALL FUNDS
           Puts, Calls, Options, Short Sales, and
             Financial Futures                                       17
           Restricted and Illiquid Securities                        17
           Bonds and Fixed Income Securities                         17

    19   PORTFOLIO MANAGEMENT
         AND FUND OPERATIONS
           Investment Adviser                                        19
           Code of Ethics                                            19
           Management Services                                       19
           Advisory and Administration Fees                          20
           Portfolio Managers                                        20
           Fund Operations                                           21
           Audit Committee                                           21
           Board of Trustees                                         22

    24   SHAREHOLDER MANUAL
           General Information                                       24
           Privacy of Personal Information                           24
           How To Open a New Account                                 25
           Additional Investments                                    26
           Exceptions to Investment Minimum and Closed Funds         27
           How To Redeem Shares                                      28
           How Fund Shares Are Priced                                31
           Dividends and Distributions                               32
           Taxes                                                     33
           Financial Highlights                                      34

         This Prospectus contains important information about the investment strategies, risks, and fees of the Longleaf Partners Funds that you should consider before making an investment. Please read it carefully and keep it on hand for future reference.

         You should be aware that the Funds:

                  - Are not bank deposits;

                  - Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC);

                  - May not achieve their stated goals.

         RISK/RETURN SUMMARY

         Principal Investment Strategy

         PHILOSOPHY. We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of growing, financially sound, companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 27 years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company's economic value.

         PROCESS. All of the Longleaf Partners Funds apply the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies which can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. When the common stock is available at 60% or less of our conservative appraisals, and when such an opportunity has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.

         GOVERNING PRINCIPLES. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of Southeastern Asset Management, Inc. ("Southeastern"), who together are among the Funds' largest owners.
         The following principles govern this investment partnership:

                  - We will treat your investment in Longleaf as if it were our own.

                  - We will remain significant investors with you in Longleaf.

                  - We will invest for the long term, while striving to maximize after-tax returns and to minimize business, financial, purchasing power, regulatory, and market risks.

                  - We will choose our equity investments based on their
                    discounts from our appraisals of their corporate intrinsic values, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

                  - We will concentrate our assets in our best ideas.

                  - We will not impose loads, holding periods, exit fees or
                    12b-1 charges on our investment partners.

                  - We will consider closing the Funds to new investors if
                    closing would benefit existing shareholders.

                  - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

                  - We will continue our efforts to enhance shareholder
                    services.

                  - We will communicate with our investment partners as candidly as possible.

         Primary Investment Risks
         Which Apply To All Longleaf Funds

         MARKET FLUCTUATION. The Funds invest primarily in common stocks or securities convertible to common stocks. Investments in equities are subject to declines in a company's share price or an overall stock market decline. The value of your investment in a Fund fluctuates daily with movements in stock prices. Such movements present a risk to investors who sell shares during market declines, creating a permanent loss from a paper one. Loss of money is, therefore, a risk of investing in the Funds.

         We attempt to mitigate the risk of permanent capital loss by buying businesses only when they are selling at substantially less than our appraisals of their values and by having long holding periods for these securities. Historically, the ability to hold shares through periods of volatility has protected long-term investors from permanent loss.

         BUSINESS OWNERSHIP RISKS. As partial owners of the companies in Longleaf's portfolios, we face four main risks inherent in owning a business. First, the company's operations must be successful. To minimize the business risk, we look for companies with competitive advantages in their markets. Advantages could include dominant market share, lowest cost structure, entrenched brand name, or similar qualities.

         The second risk of owning a company is financial risk. To help ensure that a company can weather economic downturns and take advantage of opportunities, a company's assets and cash flows should amply cover liabilities, annual working capital needs, and necessary capital replacements.

         A company's third risk is whether it can control and mitigate cost increases. We prefer to own businesses with strong purchasing power and the ability to pass any cost increases on to customers.

         A company faces a fourth risk to its long-term success if a regulatory agency can dictate its markets and profits. Longleaf limits its ownership of businesses with regulatory risk.

         NON-DIVERSIFICATION. The Funds are non-diversified under federal securities laws and each Fund generally invests in 20 to 30 companies. The Funds' share values could fluctuate more than if the portfolios had wider diversification.

         We believe that limiting the number of our holdings lowers our risk of losing capital, because the portfolios contain our most qualified ideas. We strive to know the companies and their managements extremely well. Owning fewer companies also enables each company to have a meaningful impact on our investment results. We believe this approach improves the potential for a higher return over the long term.

         The Funds plan to comply with the diversification standards for mutual funds set forth in the Internal Revenue Code. Under these standards, each Fund could own as few as twelve securities, but generally will have 20 to 30 companies in its portfolio. At the end of each quarter, at least 50% of each Fund's portfolio must be diversified with a maximum of 5% of a Fund's total assets invested in any security and with the Fund owning no more than 10% of any company's voting equity. The remaining portion of a Fund's portfolio may contain positions which are over 5% of assets and are greater than 10% of a company's voting equity.

         LIQUIDITY RISKS. We take relatively large ownership positions in some companies that we find are particularly qualified. A Fund may own more than 5% of a company's equity securities and may own up to 15% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Fund owned less of the same companies. Because it may take longer to dispose of a large position once we have decided to sell, a Fund may be more susceptible to price fluctuations.

         FOREIGN INVESTMENT RISKS. The Partners and Small-Cap Funds may invest up to 30% of assets in foreign securities, and the International Fund may invest all of its assets in foreign securities. Foreign investment risks may include international political and economic changes, foreign withholding taxes, exchange controls, confiscation risks, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations. We try to mitigate these risks through careful analysis of the economic and regulatory conditions in each country.

         CURRENCY HEDGING RISKS. We evaluate currency risk for each foreign security as part of the investment decision process. Effective currency hedging can offset fluctuations caused by differences between foreign and U.S. currencies, and can isolate the portion of a security's price fluctuation attributed to capital appreciation or depreciation. Not all foreign currencies can be effectively hedged, and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses, but these losses may be offset by gains in the values of the securities hedged.

         Investment Objectives, Performance,
         Fees, And Expense Information

         The following sections include specific information on each Fund's investment objectives and policies, historical performance, and expenses of ownership.

         The bar charts illustrate volatility by showing the variability of Fund returns from year to year. The total returns for the best and worst quarters indicate the historic short-term risks and rewards of investing in each Fund.

         The average annual returns for the cumulative periods ended December 31, 2001 compared with several appropriate unmanaged market indices, highlight the benefits of compounding through longer term investing, and illustrate the effects of averaging negative returns in some periods with positive returns in others.

         Each Fund's particular investment objective and policies and the corresponding market conditions have affected performance during the reported periods. Historical returns illustrate how the Funds met the challenges of changing market conditions during prior periods. Past investment performance (before and after taxes) does not predict future performance and there is no assurance that we will achieve our investment objectives. See page 14 for an explanation of the after-tax calculations in the Fund performance sections which follow.

LONGLEAF
PARTNERS
FUND

INITIAL PUBLIC OFFERING--April 8, 1987

INVESTMENT OBJECTIVE--Long-term capital growth.

INVESTMENT POLICY--The Partners Fund normally invests in the equity securities of a limited number of mid to large-cap companies. Most of these securities are listed on the major securities exchanges. Current income is not an objective.

The Fund may invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

PAST FUND PERFORMANCE
TOTAL RETURN (%)

Year     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
         20.5     22.2     9.0      27.5      21.0     28.3     14.3     2.2      20.6     10.3

Best Quarter in last ten years.   18.5%               4th Quarter of 1998
Worst Quarter in last ten years. (18.4)               3rd Quarter of 1998

PAST FUND PERFORMANCE

LONGLEAF PARTNERS FUND
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)

                                                     1 Year        5 Years         10 Years
                                                     ------        -------         --------
Return Before Taxes ....................             10.34%          14.79%          17.30%
Return After Taxes on
  Distributions ........................              9.62           11.81           14.50
Return After Taxes on
 Distributions and Sale of Fund
   Shares ..............................              6.45           11.50           13.85

COMPARATIVE INDICES
(reflect no deductions for fees, expenses, or taxes)

S&P 500 Index ..........................            (11.91)          10.68           12.92
Value-Line (Geometric) Index ...........             (6.08)          (0.31)           4.01
Inflation Plus 10% .....................             11.55           12.19           12.51

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Partners Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

         Shareholder Transaction Fees and Expenses
         (fees paid directly from your investment) .................              None

         Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

           Management Fees .........................................             0.77%
           12b-1 Fees ..............................................             None
           Other Expenses ..........................................             0.17
             Administration ........................................   0.10
             Other Operating Expenses ..............................   0.07
         Total Annual Fund Operating Expenses ......................             0.94%

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.


1 Year            3 Years           5 Years           10 Years
------            -------           -------           --------
$99               $308              $535              $1,186

LONGLEAF PARTNERS
INTERNATIONAL FUND


INITIAL PUBLIC OFFERING--October 26, 1998

INVESTMENT OBJECTIVE--Long-term capital growth through investment primarily in the equity securities of international or foreign issuers.

INVESTMENT POLICY--The International Fund normally invests at least 65% of total assets in the equity securities of international issuers domiciled or operating primarily in at least three countries other than the United States. The Fund does not limit the percentage of assets invested in any particular geographic region or country. We may invest a significant portion of assets in a single country, and may invest in developed and emerging countries. The Fund may also invest up to 15% of assets in non-registered or illiquid securities.

If investments meeting the Fund's criteria are not available, or when market or economic conditions so indicate, we may invest the Fund's assets temporarily in obligations of the U.S. government and its instrumentalities, or in other domestic or foreign money market instruments.

SPECIFIC RISKS OF INVESTING IN THIS FUND

The International Fund is designed for long-term investors who can accept international investment risk. Although world economies are increasingly integrated, market valuations vary with each country's economic and political conditions. Movements in foreign securities markets and, to the extent not hedged, movements in foreign currencies where the Fund has exposure will affect the Fund's price per share and returns. Because the Fund hedges portions of its portfolio against foreign currency risk, its relative performance may differ from that of unhedged portfolios or indices.

PAST FUND PERFORMANCE
TOTAL RETURN (%)

                  1998               1999             2000              2001
                  ----               ----             ----              ----
                  9.0*               24.4              25.9              10.5

*Initial public offering on 10/26/98 through 12/31/98

Best Quarter since inception.  15.7%       2nd Quarter of 1999
Worst Quarter since inception. (7.7)       3rd Quarter of 2001

PAST FUND PERFORMANCE

LONGLEAF PARTNERS INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)


                                                                               Since Initial
                                                                              Public Offering
                                                               1 Year            10/26/98
                                                             --------         ---------------
Return Before Taxes .........................                  10.47%               22.06%
Return After Taxes on
  Distributions .............................                   8.00                18.16
Return After Taxes on
  Distributions and Sale of
  Fund Shares .............................                     7.09                16.60

COMPARATIVE INDICES
(reflect no deductions for fees, expenses, or taxes)
EAFE Index ..................................                 (22.61)               (2.88)
Inflation Plus 10% ..........................                  11.55                12.71

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the International Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.



         Shareholder Transaction Fees and Expenses
         (fees paid directly from your investment) .......................          None

         Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

         Management Fees .................................................             1.50%
         12b-1 Fees ......................................................             None
         Other Expenses ..................................................             0.32
           Administration ................................................  0.10
           Other Operating Expenses ......................................  0.22

         Total Annual Fund Operating Expenses* ...........................             1.82%*

*The Fund has a contractual expense limitation of 1.75% of average net assets per annum, excluding interest, taxes, brokerage commissions and extraordinary expenses. This provision cannot be amended without shareholder approval. Expenses subject to the limitation in 2001 were 1.73% of average net assets. The additional expenses not subject to the limitation were dividend expenses on short sales and related transaction expenses which must be included as Expenses in the Fund's Statement of Operations under GAAP requirements.

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

                                    1 Year                     3 Years
                                    ------                     -------
                                    $191                         $591

LONGLEAF PARTNERS
SMALL-CAP FUND

INITIAL PUBLIC OFFERING--February 21, 1989
(Closed to new investors since July 31, 1997)

INVESTMENT OBJECTIVE--Long-term capital growth.

INVESTMENT POLICY--The Small-Cap Fund normally invests at least 80% of total assets in the equity securities of a limited number of companies whose market capitalization is within the range of companies in the Russell 2000 Index. The capitalization range of this index at December 31, 2001, stated in thousands, was as follows:

                  Largest Market Cap         $2,966,495
                  Average Market Cap         $  417,133
                  Smallest Market Cap        $    2,798

Generally, portfolio companies will have a market capitalization greater than $300 million. Current income is not an objective.

The Fund may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

SPECIFIC RISKS OF INVESTING IN THIS FUND

Smaller companies may have more limited product lines, markets, financial resources, and market liquidity than larger companies. Their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

PAST FUND PERFORMANCE
TOTAL RETURN (%)


Year           1992    1993    1994    1995   1996   1997   1998   1999   2000   2001
----           ----    ----    ----    ----   ----   ----   ----   ----   ----   ----
               6.9     19.8     3.6    18.6   30.6   29.0   12.7    4.1   12.8   5.5

Best Quarter in last 10 years.   14.5%                4th Quarter of 1998
Worst Quarter in last 10 years. (13.4)                3rd Quarter of 1998

PAST FUND PERFORMANCE

LONGLEAF PARTNERS SMALL-CAP FUND
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)


                                                      1 year         5 years        10 years
                                                      ------         -------        --------
Return Before Taxes .........................          5.45%          12.47%          13.98%

Return After Taxes on
  Distributions .............................          3.29           10.49           12.31

Return After Taxes on
  Distributions and Sale of
  Fund Shares ...............................          4.84            9.86           11.46

COMPARATIVE INDICES
(reflect no deductions for fees,
expenses, or taxes)
Russell 2000 Index ..........................          2.49            7.52           11.51
Value-Line (Geometric) Index ................         (6.08)          (0.31)           4.01
Inflation Plus 10% ..........................         11.55           12.19           12.51


FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Small-Cap Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.


         Shareholder Transaction Fees and Expenses
         (fees paid directly from your investment) .......................                  None

         Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

         Management Fees .................................................                  0.81%
         12b-1 Fees ......................................................                  None
         Other Expenses ..................................................                  0.15
           Administration ................................................     0.10
           Other Operating Expenses ......................................     0.05

         Total Annual Fund Operating Expenses ............................                  0.96%

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.


                  1 Year            3 Years           5 Years           10 Years
                  ------            -------           -------           --------
                   $101               $315              $546              $1,210

METHOD OF CALCULATION OF
RETURNS AFTER TAXES

The after-tax returns shown in the tables depicting Past Fund Performance on pages 9, 11 and 13, were calculated as specified by Securities and Exchange Commission rules using the following assumptions:

         o Distributions were reinvested after deducting the taxes due on the distributions.

         o Taxes due on distributions were calculated at the highest historical individual federal income tax rate for each taxable component of the distribution.

         o Holding periods were determined based on the actual purchase and distribution dates.

         o Short-term capital gain rates were applied to the sale of shares held for one year or less.

         o "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

         o "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end on the period and pay applicable federal taxes.

         o The calculations do not include state or local taxes, the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax.

DISCUSSION OF PRINCIPAL
INVESTMENT STRATEGIES
AND RELATED RISKS


Additional Information
on Types of Investments

INTERNATIONAL FUND. In selecting investments for the International Fund, we define a company as international if it is organized or headquartered outside the United States. A business organized or headquartered in the U.S. also qualifies as international if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources. The majority of investments generally are in companies located in Canada, Australia, and the developed countries of Europe, the Far East, and Latin America.

The Fund may also invest in U.S. or foreign closed-end investment companies which invest internationally when direct investments in the foreign region would be difficult or less liquid. When appropriate, the Fund may invest in foreign governmental and commercial bonds, and in other foreign money market instruments.

How We Achieve Our Investment Objectives

DETERMINING BUSINESS OR INTRINSIC VALUE. A company's market price generally must be 60% or less of our appraisal to qualify for investment. Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first assesses the company's liquidation value based on the current economic worth of corporate assets and liabilities. The second method determines the company's ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. Our appraisal should represent the price that rational, independent buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our data base of comparable business transactions.

OTHER INVESTMENT CRITERIA. In addition to significant undervaluation, we also look for the following when selecting investments:

         - Good Business. A number of qualities characterize an attractive business. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

         - Good People. Managements of the businesses we own should have four primary qualities. They must be capable operators who can run the business profitably. They must be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They must be shareholder oriented in their actions and decisions. They must have the proper incentives with much of their net worth tied to the company's results.

Although a company may not meet all the investment criteria discussed previously, we must be convinced that significant unrealized value is present before making an investment.

ALLOCATION OF INVESTMENT IDEAS. When a company qualifies for purchase, we allocate the stock to the Funds whose investment objectives and policies most closely parallel the business. More than one Fund may own a single security. For example, if a company were based overseas, the International Fund and Partners Fund might both own it. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund might purchase that security.

HOW COMPANIES REACH INTRINSIC VALUE. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach their intrinsic worth in several ways.

         - Market Realization. Over time the market may recognize the business's true value. As companies with strong management and true earnings power report better earnings, the market should bid up the price of the stock.

         - Mergers and Acquisitions. Undervalued companies often attract acquirors, or large owners may seek a buyer.

         - Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

         - Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

         - Share Repurchase Programs. When a company's stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

PORTFOLIO TURNOVER. We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is three to five years. We will hold the stock as long as a margin of safety exists between price and value, and we remain confident in management's ability to create additional value.

Portfolio turnover is generally less than 50%. There are no limits on portfolio turnover, however, and we may sell portfolio holdings whenever we believe that sales would benefit shareholders.

OTHER INVESTMENTS. All Funds may invest a portion of assets in cash equivalents and a wide variety of securities other than common stock, including preferred stock, debt securities, warrants, puts, calls, options, financial futures, and combinations of these instruments.

CASH RESERVES. Generally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding enough investments that meet our criteria, we may invest any portion of assets in money market instruments. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash allows us to purchase securities at discounted prices. When cash has previously approached levels as large as 20% for a prolonged period, we generally have closed the affected funds to new investors. We would not allow cash reserves to exceed 35% of total assets except for temporary, defensive purposes.

Other Risks of Investing
Which Apply To All Funds

The primary risks of investing in the Longleaf Partners Funds appear on pages 5-7 of this Prospectus. Those risks include general market conditions, business ownership, non-diversification, possible limited liquidity, foreign market, and foreign currency hedging risks. Other risks include the following:

PUTS, CALLS, OPTIONS, SHORT SALES AND FINANCIAL FUTURES. The Funds may invest selectively in a wide variety of put and call options, financial futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes or as an alternative to owning the underlying security. When used in conjunction with each other, these techniques can reduce market risks. If used separately, these instruments or techniques have risks. Gains on invest-ments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If a Fund were not able to close out its position, a significant loss could occur.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in unregistered and not readily marketable securities. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position. When the securities are not saleable, adverse market conditions could lower the eventual sale price.

BONDS AND FIXED INCOME SECURITIES. The Funds may invest up to 15% of assets in both investment and non-investment grade corporate and governmental bonds. High yield or non-investment grade bonds are more risky than investment grade securities. They may be less sensitive to interest rate changes, but may be more sensitive to economic downturns or adverse corporate developments.

More detailed information on investments and investment techniques appears in the Statement of Additional Information.

INVESTMENT ADVISER. Southeastern Asset Management, Inc. ("Southeastern") is the Funds' investment adviser. Formed in 1975, the firm has 27 years of experience managing securities portfolios for institutional investors and individuals. Located in Memphis, Tennessee, Southeastern manages more than $16 billion in private account and mutual fund assets.

CODE OF ETHICS. To align our interests with those of shareholders and prevent conflicts of interest, our Code of Ethics requires all employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance for other personal securities transactions. Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually.

The independent Trustees of the Funds must invest in the Funds a cumulative amount at least equal to their total Trustees' fees, and must obtain clearance before making other personal securities investments to avoid conflicts of interest.

MANAGEMENT SERVICES. Southeastern manages the securities portfolios of the three Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator and provides administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing services, and the costs of computer programs dedicated to Fund operations.

ADVISORY AND ADMINISTRATION FEES. The Funds pay Southeastern the following annual fees as a percentage of average net assets for the services rendered:

                                    INVESTMENT COUNSEL           ADMINISTRATION
                                             FEE                       FEE
                            ----------------------------------   ---------------
                                                       Actual         Actual
                              Stated Fee              2001 Fee       2001 Fee
                            -------------------       --------   ---------------
PARTNERS FUND               1.00% on first
                            $400 million in
                            average net assets;
                            0.75% on balance            0.77%         0.10%

INTERNATIONAL               1.50% on average
FUND                        net assets                  1.50%         0.10%

SMALL-CAP FUND              1.00% on first
                            $400 million in
                            average net assets;
                            0.75% on balance            0.81%         0.10%

All of the Funds have a contractual expense limitation included in their investment counsel agreements with Southeastern, requiring Southeastern to reduce its fees to the extent necessary to limit normal annual operating expenses to a stated percentage of average net assets per annum, excluding interest, taxes, brokerage commissions, and extraordinary expenses. The investment counsel and fund administration fees are included in normal operating expenses. Shareholder approval is required to amend or remove these expense limitations. The expense limitation for the Partners and Small-Cap Funds is 1.50% of average net assets annually; the expense limitation for the International Fund is 1.75% of average net assets annually.

PORTFOLIO MANAGERS. Collectively, the following Southeastern personnel have shared responsibility for investment management decisions of the specified Funds' portfolios. Background information on each appears on pages 22 and 23.

    NAME AND TITLE                  FUND PORTFOLIO                  FUNDS
  WITH SOUTHEASTERN                 RESPONSIBILITY
----------------------------------------------------------------------------------
O. MASON HAWKINS
Chairman of the Board and          CO-PORTFOLIO MANAGER                All
C.E.O.

G. STALEY CATES
President                          CO-PORTFOLIO MANAGER                All

JOHN B. BUFORD                                                      Partners and
Vice President - Investments       CO-PORTFOLIO MANAGER           Small-Cap Funds

E. ANDREW
MCDERMOTT, III
Vice President - Investments            ASSISTANT               International Fund
                                     PORTFOLIO MANAGER

FUND OPERATIONS. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all of the Funds. A majority of the Trustees are independent of and are not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment advisory and fund administration agreements with each of the Funds. Information on the employment experience for at least the last five years and educational backgrounds of the Funds' Trustees are set forth on the following pages.

AUDIT COMMITTEE. Mr. Melnyk serves as Chairman of the Audit Committee, which is composed of Messrs. Carpenter, Connell, Melnyk, Ray, and Steger, all of whom are classified as independent or non-"interested" Trustees. The Audit Committee has adopted a Charter, and holds a private meeting each year with representatives of the audit firm.

BOARD OF TRUSTEES

O. MASON HAWKINS, CFA, Chairman of the Board and Co-Portfolio Manager.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Director, Mid-America Apartment Communities, Inc. (since 1993).
Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

G. STALEY CATES, CFA, Trustee and Co-Portfolio Manager.

Southeastern Asset Management, Inc. (since 1986); President since 1994.
Education: B.B.A., Finance, University of Texas, 1986.

MARGARET H. CHILD, Trustee.

Director of Business Development for a Boston law firm, Boston, MA (since 1999); Director of Marketing, Arthur Andersen L.L.P. (accounting firm), Atlanta, GA office (1998-1999), Memphis, TN office (1991-1998)
Education: B.A., Harvard College of Harvard University, 1978.

CHADWICK H. CARPENTER, Trustee.

Private investor and consultant to software companies. Previously, senior executive officer at Progress Software Corporation (a leading provider of software products used by developers to build and deploy commercial applications worldwide), Bedford, MA (1983-1997).
Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

---------------

(*) Mr. Hawkins and Mr. Cates are directors and officers of Southeastern, which pays their compensation, and each is deemed to be a Trustee who is an "interested" person as defined in Section 2(a)(19) of the Investment Company Act of 1940. Ms. Child is not affiliated with and receives no compensation from Southeastern. She performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization, and accordingly could be deemed to be "interested."

DANIEL W. CONNELL, JR., Trustee.

Senior Vice President-Marketing, Jacksonville Jaguars, Ltd. (National Football League franchise), Jacksonville, FL (since 1994); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.
Education: B.S.B.A., University of Florida, 1970.

STEVEN N. MELNYK, Trustee.

Private investor and consultant. Previously, chairman of the Executive Committee and President, Riverside Golf Group, Inc. (a corporation engaged in the design, construction and operation of golf courses throughout the southeastern US), Jacksonville, FL (1987-1997); Golf commentator and sports marketing executive, ABC Sports (since 1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship, 1969, and British Amateur Championship, 1971.
Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. BARHAM RAY, Trustee.

Chairman of the Board and Secretary, SSM Corporation (a venture capital firm), Memphis, TN (since 1974); Director, Financial Federal Savings Bank,
Memphis, TN.
Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

PERRY C. STEGER, Trustee.

Director of Product Strategy National Instruments, Inc. (industrial automation software), Austin, Texas (since 1996). Founded Georgetown Systems, Inc. to develop and market industrial automation software, which was acquired by National Instruments, Inc. in April 1996. Project Manager at Steger & Bizzell (consulting civil engineering firm), Austin, TX (1984-1990);
Education: B.S., Civil Engineering, University of Texas, 1984.

---------------

(*) Supplemental information about the members of the Board of Trustees appears in the Statement of Additional Information, a separate document, which can be obtained without charge by calling (800)-445-9469 (option 1).

                               SHAREHOLDER MANUAL

GENERAL INFORMATION

FUNDS OPEN TO NEW SHAREHOLDERS. The Partners Fund and the International Fund are open to new shareholders. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 27.

MINIMUM INITIAL INVESTMENT. Our minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined on page 27. There is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

TRANSFER AGENT. PFPC of Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to PFPC at (800) 445-9469 24 (option 0). Southeastern Asset Management, Inc. ("Southeastern") does not process account activity and will forward any correspondence received in Memphis to PFPC to process when received by PFPC.

ACCOUNT ACCESS INFORMATION. You may obtain personal account information on the Funds' website, www.longleafpartners.com, by following the appropriate instructions.

PRIVACY OF PERSONAL INFORMATION

The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:

         - Information on applications or other forms, such as name, address, age, and social security number; and

         - Information about Longleaf transactions, such as purchase and redemption activity and account balances.

We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law.

We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the nonpublic personal information of Longleaf shareholders.

HOW TO OPEN A NEW ACCOUNT

Checks and wire transfers for investments received by the transfer agent before the close of the New York Stock Exchange are processed at that day's closing price. Investments received after the close of the Exchange are priced at the next day's closing price.

The Funds cannot accept post dated checks, third party checks or credit card convenience checks, nor can the Funds hold investments to be processed at a later date.

BY CHECK:

         -        Complete and sign the application.
         -        Make check payable to "Longleaf Partners Funds."
         - Indicate on account application and check the amount to be invested in each fund.
         -        Mail application and initial investment to:

By U.S. Mail:                    By overnight courier:
Longleaf Partners Funds          Longleaf Partners Funds
P.O. Box 9694                    c/o PFPC Inc.
Providence, RI 02940-9694        4400 Computer Drive
                                 Westborough, MA 01581
                                 (508) 871-8800

BY WIRE TRANSFER:

         - Call the Funds at (800) 445-9469 (option 0) to establish a new account.

         - Be prepared to provide all information required on the account application.

         - You will receive an account number. Please note this number on the top of your application.

         - Using your new account number, instruct your bank to wire funds as follows:

                  Boston Safe Deposit & Trust Co., Boston, MA
                  ABA #011001234
                  DDA #301442
                  Specify Longleaf Partners Funds # _________
                    #133 (Partners Fund)
                    #136 (International Fund)
                    #134 (Small-Cap Fund)
                  For credit to: (your name as account is registered) Shareholder account #: (your account number)

         -        You must send a signed application to the transfer agent.
                  Until the Funds receive your signed application, your account will be subject to back up withholding and no redemptions can be paid.

INDIVIDUAL RETIREMENT ACCOUNTS. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA, SEP or Simple IRA. The kit contains an explanation of tax considerations, information on the Trustee, State Street Bank and Trust Co., and instructions for opening your retirement account. Your minimum initial investment of $10,000 must be satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.

ADDITIONAL INVESTMENTS

Other than our automatic monthly investment minimum, there is no minimum required for subsequent investments.

BY CHECK. Send your check with the remittance stub from your account statement or with an instruction letter to our transfer agent, PFPC. Your communication must contain name, address, and account number. Designate on your check and remittance stub the particular Fund(s) in which you are investing. The Funds cannot accept post dated checks, third party checks or credit card convenience checks.

BY WIRE TRANSFER. Follow the wire instructions shown previously. These instructions also appear on the reverse side of your account statement.

BY TELEPHONE AND ELECTRONIC TRANSFER. You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must include a voided check. You may purchase shares of the Funds by calling the transfer agent at 26 (800) 445-9469 (option 0) to initiate an electronic transfer from your bank account. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Your purchase price will be the net asset value computed on the NEXT business day following your telephone purchase request. YOUR INITIAL INVESTMENT CANNOT BE MADE BY ELECTRONIC TRANSFER.

BY AUTOMATIC MONTHLY INVESTMENT. You may establish an automatic monthly investment of $100 or more by completing the designated section on your account application or by sending written instructions to our transfer agent. You must include a voided check with your request. We do not charge a fee for this service. Consult your banking institution about any fees that it may charge. Electronic transfers cannot be made from Money Market Funds or other financial accounts. Transfers will occur on the business day on or about the 21st of each month. You can stop your automatic monthly investment by calling us at (800) 445-9469 (option 0). You must send written instructions to make other changes to your automatic investment or to restart your automatic investment once it has been stopped.

CERTIFICATES. If you would like to receive Fund share certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate bond.

RETURNED CHECKS OR REJECTED TRANSFERS. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason, including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account.

EXCEPTIONS TO INVESTMENT
MINIMUM AND CLOSED FUNDS

EXCEPTIONS TO $10,000 INVESTMENT MINIMUM. The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

- Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

- Persons who are employed by or are individual participants in institutional accounts of at least $2,000,000 in one of the Funds or in an account managed by Southeastern may open one or more accounts in any of the open funds for an initial investment of $5,000.

- Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.

CLOSED FUND EXCEPTIONS. The Small-Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in this Fund for an initial investment of $10,000:

-        Immediate family members of shareholders of the Small-Cap Fund.

- Financial advisors and consultants having clients who have maintained accounts in the Small-Cap Fund since its closing date may add new clients.

- Institutions and affiliates of institutions having an investment advisory relationship with Southeastern of at least $2,000,000.

- Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.

If you redeem your Small-Cap Fund account below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.

PRIOR APPROVAL FOR EXCEPTIONS. Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment.

HOW TO REDEEM SHARES

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or more at least 5 business days before sending the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing your redemption.

REDEMPTION AND EXCHANGES BY TELEPHONE. Investors who have established telephone redemption and exchange privileges may redeem or make exchanges of up to $100,000 over the telephone. Telephone redemptions may not be made from IRA accounts. Accounts with address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee. The following procedures are applicable:

- You may establish telephone redemption and exchange privileges when completing the account application or you may request the service by sending a written request to our Transfer Agent.

- Call (800) 445-9469 (option 0) if you have established telephone redemption and exchange privileges on your account.

-        Exchanges into new accounts must meet the $10,000 minimum.

- Proceeds of redemptions will be sent only to the address of record or in accordance with previously established bank instructions.

- Calls before the close of the New York Stock Exchange receive that day's price.

- Calls after the close of the New York Stock Exchange receive the next day's price.

- The Funds may not hold a redemption request to be processed at a later date.

Please retain the confirmation number assigned to your telephone redemption or exchange as proof of your trade. You cannot change or cancel a telephone redemption or exchange request after the transaction has been placed.

The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.

REDEMPTIONS BY LETTER. The following information must be included in a redemption request:

         -        Your account number;

         -        Fund name--Partners Fund (#133); International Fund (#136);
                  Small-Cap Fund (#134);

         - The amount of the redemption, specified in either dollars or shares;

         - The signatures of all owners, exactly as they are registered on the account;

         - Medallion Signature Guarantees for redemptions over $100,000 or if the proceeds will be sent to a destination not previously established on the account;

         - Fund Certificates, if any have been issued for the shares being redeemed;

         - Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469 (option 0) if you have questions about these requirements.

Redemption requests and required documentation should be sent as follows:

    By U.S. Mail:                  By Overnight Courier:
    Longleaf Partners Funds        Longleaf Partners Funds
    P.O. Box 9694                  c/o PFPC
    Providence, RI 02940-9694      4400 Computer Drive
                                   Westborough, MA 01581
                                   (508) 871-8800

AUTOMATIC WITHDRAWALS. You may establish automatic withdrawals from your account by sending written instructions to the transfer agent. You may request withdrawals monthly, quarterly, semi-annually or annually. Withdrawals will be processed on or about the 21st day of the month they are scheduled to occur. You can stop your automatic withdrawal by calling us at (800) 445-9469 (option 0). You must send written instructions to make other changes or to restart these withdrawals once they have been stopped.

COLLECTED FUNDS. Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. Any portion of a redemption request not covered by collected funds is not considered "in good order" and the transfer agent may delay payment of that portion of the redemption for up to 15 days from the date of purchase to ensure that collected funds have been received.

REDEMPTION PRICE AND FEES. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares' original cost. The Funds do not charge redemption fees.

ACCOUNT CHANGES. You may change the address on your account by calling us at
(800) 445-9469 (option 0), while accessing your account information on our website at www.longleafpartners.com, or by sending a written request to our transfer agent, PFPC. Other changes to your account registration or account privileges must be made in writing.

MEDALLION SIGNATURE GUARANTEE. A Medallion Signature Guarantee is required when:

         - You are redeeming more than $100,000 or are requesting a transfer or exchange for more than $100,000.

         - You are requesting that a redemption be sent to an address or bank instructions other than those already established for your account.

         - You are requesting a transfer, rollover, or other distribution of more than $100,000 from your IRA account.

         - You are requesting changes to the ownership of an account with a value greater than $100,000.

         - Your partial redemption request is accompanied by a request to change your account registration or account privileges.

         - You are requesting a redemption within 30 days of a change of address.

There may be circumstances in addition to those listed above that require a Medallion Signature Guarantee. Please contact us at (800) 445-9469 (option 0), if you have questions regarding these requirements.

Acceptable medallion guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchange Medallion Program (SEMP). The guarantee must be in original form, as photocopies or fax copies are not accepted. The surety bond coverage of the Medallion Signature Guarantee on your request must be equal to, or greater than, the value of the requested transaction, and the guarantee must have unlimited effectiveness. NOTARIZATION IS NOT AN ACCEPTABLE MEDALLION SIGNATURE GUARANTEE.

CONFIRMATIONS AND REPORTS. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a consolidated statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund's portfolio of investments. These reports are available on the Funds' website at www.longleafpartners.com.

PURCHASES AND REDEMPTIONS THROUGH BROKERAGE FIRMS AND OTHER AUTHORIZED INSTITUTIONS. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm's procedures for buying and selling shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund in accordance with the Funds' trading agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its clients.

BROKER/DEALER AND INSTITUTIONAL INVESTMENTS. Upon execution of formal trading agreements, the Funds will accept trade orders from members of the National Association of Securities Dealers (NASD) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901)761-2474 to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

PAYMENT OF REDEMPTIONS EXCEEDING $250,000. The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder's redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-1, we have reserved the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason, including lack of at least 5 business days advance notice for redemptions of $1,000,000 or more, or requests for redemptions of $1,000,000 or more involving shares which have not been held for at least 90 days prior to the date of the redemption. If securities in lieu of cash are distributed to you, you may incur brokerage commissions when selling the securities and the securities will be subject to prevailing market prices at the time of sale.

HOW FUND SHARES ARE PRICED

The price at which you buy or sell your Fund shares is referred to as their net asset value or "NAV." We calculate NAV by dividing the total value of a Fund's assets less its liabilities by the number of shares outstanding. We determine the NAV once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends.

The values of the Funds' investments are based on their market values. Securities listed or traded on a securities exchange, on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's closing price. All other securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the mid-point between the last representative bid and ask prices. If there are no such prices, they are valued at the prior day's closing price. Non-registered securities and securities with limited trading markets are valued in good faith by the Board of Trustees.

We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

The Statement of Additional Information which is a separate document, contains more information on how we price portfolio securities.

DIVIDENDS AND DISTRIBUTIONS

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds' investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents, is usually distributed in late December. Realized capital gains for the 12 months ended October 31 are usually distributed in November. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.

Dividends and Capital Gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distribution's paid in cash or reinvested by calling us at (800) 445-9469 (option 0).

TAXES

This tax information is general and refers primarily to current federal income tax provisions. These provisions may change after publication of this Prospectus. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

TAXES ON INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate. Long-term capital gains from securities held by the Funds for one year or more are taxed at your applicable capital gains rate, currently a maximum of 20% for shares held for one year or more. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.

TAXES ON SALES OF FUND SHARES. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for one year or more, and is short-term for shares held less than one year. You are responsible for reporting and paying any federal or state taxes which may be due.

WITHHOLDING. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.

The Statement of Additional Information contains more information about tax issues relating to the Funds.

         FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an

                                                                         Net
                                                                        Gains
                                                Net                      on
                                               Asset                  Securities     Total     Dividends      Distributions
                                               Value         Net      Realized       from       from Net          from
                                             Beginning    Investment     and       Investment  Investment        Capital
                                             of Period      Income    Unrealized   Operations    Income           Gains
-------------------------------------------------------------------------------------------------------------------------------
        PARTNERS FUND
        Year ended Dec.31,         2001       $22.71         $.20       $ 2.13       $ 2.33        $(.20)       $ (.33)
                                   2000        20.49          .15         3.94         4.09         (.15)        (1.72)
                                   1999        24.39          .28          .34          .62         (.29)        (4.23)
                                   1998        25.98          .25         3.22         3.47         (.25)        (4.81)
                                   1997        22.85          .21         6.24         6.45         (.21)        (3.11)

-------------------------------------------------------------------------------------------------------------------------------

       INTERNATIONAL FUND
       Year ended Dec.31,          2001        12.06          .13         1.13         1.26         (.13)         (.85)
                                   2000        12.02          .35         2.70         3.05         (.38)        (2.63)
       October 26, 1998            1999         9.97          .06         2.38         2.44         (.06)         (.33)
       (Initial Public Offering)
       through December 31, 1998   1998         9.15(c)       .01          .82          .83         (.01)           --

-------------------------------------------------------------------------------------------------------------------------------

        SMALL-CAP FUND
        Year ended Dec.31,         2001        22.62          .24          .90         1.14         (.24)        (1.84)
                                   2000        20.20          .05         2.53         2.58         (.05)         (.11)
                                   1999        21.95          .08          .79          .87         (.08)        (2.54)
                                   1998        22.18          .17         2.54         2.71         (.17)        (2.77)
                                   1997        17.86          .18         5.01         5.19         (.18)         (.69)
-------------------------------------------------------------------------------------------------------------------------------

     (a)  Annualized
     (b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
     (c)  Capitalized on August 12, 1998 at $10.00.
     (d)  Aggregate, not annualized.
     (e) Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2001 and 2002, the expense ratio for expenses subject to the waiver was 1.73% and 1.74%, respectively.

         investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewaterhouse-Coopers LLP, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

                  Net                                                                  Ratio of
                 Asset                                             Ratio of              Net
                 Value                           Net Assets        Expenses           Income to           Portfolio
   Total        End of          Total          End of Period      to Average           Average            Turnover
Distributions   Period        Return(b)          (thousands)      Net Assets          Net Assets            Rate
---------------------------------------------------------------------------------------------------------------------
$ (.53)         $24.51          10.34%           $4,509,042            .94%                 .89%            18.43%
 (1.87)          22.71          20.60             3,751,993            .93                  .75             20.48
 (4.52)          20.49           2.18             3,622,109            .92                 1.16             50.39
 (5.06)          24.39          14.28             3,685,300            .93                 1.12             43.78
 (3.32)          25.98          28.25             2,605,070            .94                  .81             38.07

---------------------------------------------------------------------------------------------------------------------

  (.98)          12.34          10.47               834,010           1.82(e)              1.17             32.44
 (3.01)          12.06          25.93               404,505           1.79(e)              3.36             69.40
  (.39)          12.02          24.37               293,613           1.75(e)               .60             50.32
  (.01)           9.97           9.02(d)             75,572           1.75(a)(e)            .10(a)          24.05

---------------------------------------------------------------------------------------------------------------------

 (2.08)          21.68           5.45             1,634,115            .96                 1.14             40.39
  (.16)          22.62          12.80             1,476,973            .98                  .24             21.94
 (2.62)          20.20           4.05             1,429,673            .97                  .38             47.48
 (2.94)          21.95          12.71             1,355,364           1.01                  .87             52.51
  (.87)          22.18          29.04               915,259           1.09                 1.18             16.95

---------------------------------------------------------------------------------------------------------------------

INVESTMENT COUNSEL
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

TRANSFER AND DIVIDEND AGENT
PFPC Inc.
Westborough, MA

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

SPECIAL LEGAL COUNSEL
Dechert
Washington, DC
Boston, MA

INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP
Baltimore, MD
Boston, MA

                            LONGLEAF PARTNERS FUNDS
                    Send completed application and check to:
       Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694

NEW ACCOUNT APPLICATION
PLEASE PRINT. Remember to complete and sign section 10 on the reverse of this application and retain a copy. DO NOT USE THIS FORM TO OPEN AN IRA. For an IRA application or for more information, call (800) 445-9469. (option 1).

1.  ACCOUNT REGISTRATION
[ ] INDIVIDUAL

--------------------------------------------------------------------------------
OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
OWNER'S SOCIAL SECURITY                                     BIRTHDAY (MO/DAY/YR)

[ ] JOINT TENANT WITH RIGHTS OF SURVIVORSHIP (UNLESS OTHERWISE NOTED)

--------------------------------------------------------------------------------
JOINT OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
JOINT OWNER'S SOCIAL SECURITY                               BIRTHDAY (MO/DAY/YR)

[ ] TRANSFER ON DEATH BENEFICIARY

If you reside in a State that has adopted the Uniform Transfer on Death Registration Act, you may designate a beneficiary who will automatically own the account assets upon your death, outside of probate or other court proceedings. The beneficiary has no rights to the account until after your death.

--------------------------------------------------------------------------------
TOD Beneficiary's Name (One Name Only. First, MI, Last)

--------------------------------------------------------------------------------
TOD Beneficiary's Social Security # and Date of Birth

[ ] GIFT TO MINOR

--------------------------------------------------------------------------------
ADULT CUSTODIAN'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S STATE OF RESIDENCE

--------------------------------------------------------------------------------
MINOR'S SOCIAL SECURITY NUMBER                      MINOR'S BIRTHDAY (MO/DAY/YR)

[ ] TRUST   [ ] CORPORATION   [ ] PARTNERSHIP   [ ] OTHER
(check one)

--------------------------------------------------------------------------------
NAME OF TRUST OR ENTITY

--------------------------------------------------------------------------------
TRUSTEE NAME

--------------------------------------------------------------------------------
ADDITIONAL TRUSTEE NAME, IF ANY

--------------------------------------------------------------------------------
BENEFICIARY'S OR CLIENT'S NAME IF DIFFERENT THAN TRUST OR ENTITY NAME

--------------------------------------------------------------------------------
TAXPAYER ID NUMBER                           DATE OF TRUST AGREEMENT (MO/DAY/YR)

2.  MAILING ADDRESS

--------------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

--------------------------------------------------------------------------------
OTHER INFORMATION (SUITE, ATTENTION, ETC.)

--------------------------------------------------------------------------------
CITY, STATE, ZIP

(   )                                (   )
--------------------------------------------------------------------------------
DAYTIME PHONE                       EVENING PHONE

--------------------------------------------------------------------------------
EMAIL ADDRESS:

ARE YOU A U.S. CITIZEN? [ ] Yes  [ ] No

If not a U.S. citizen, specify country of permanent residence:

--------------------------------------------------------------------------------
           (Nonresident aliens are required to complete a Form W-8.)

3.  INITIAL INVESTMENT ($10,000 MINIMUM PER FUND ACCOUNT)

NOTE: THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS.

[ ] Partners Fund (#133)                              $
                                                       -------------------------

[ ] International Fund (#136)                         $
                                                       -------------------------

[ ] Small-Cap Fund (#134)                             $ Closed 7/31/97
                                                       -------------------------

                                                Total $
                                                       =========================

[ ] Check         Make payable to Longleaf Partners Funds and mail to the
                  address at the top of this form.

[ ] Wire Prior to wiring funds, call (800) 445-9469 to set up an account. Wire as follows:

                  Boston Safe Deposit & Trust Co.
                  Boston, Massachusetts
                  ABA #011001234
                  DDA #301442
                  For Fund #
                             ----------------------
                  For credit to: (your name as account is registered) Shareholder account #: (your account number)

Note: You must send a completed application to the Fund. Your account will be subject to backup tax withholding and redemptions cannot be paid until the completed application has been received.

4.  DIVIDENDS AND CAPITAL GAINS PAYMENTS
All distributions will be reinvested in additional shares unless you select one or both options below:
[ ] Pay all capital gains in cash.
[ ] Pay all dividends in cash.

5.  BANK INSTRUCTIONS

Please complete the following information if you would like assets transferred electronically between your bank checking account and the Funds.

--------------------------------------------------------------------------------
Bank Name                           City                             State

--------------------------------------------------------------------------------
ABA Routing #                                Account#

--------------------------------------------------------------------------------
Name(s) on Account

                       (you MUST include a voided check)

6.  AUTOMATIC MONTHLY INVESTMENT

YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Please indicate the amount of your monthly investment in each fund. Our minimum monthly investment is $100 per Fund. Bank transfers will be processed on or about the 21st of each month.
[ ] TRANSFER THE FOLLOWING AMOUNT(S) EACH MONTH

    Partners Fund (#133)                              $
                                                        ------------------------

    International Fund (#136)                         $
                                                        ------------------------

    Small-Cap Fund (#134)                             $
                                                        ------------------------

    TOTAL MONTHLY INVESTMENT                          $
                                                        ------------------------

BEGINNING DATE
                                                        ------------------------
                                                                  MM/YY

(Automatic Investment Plans normally become active 20 business days after your application is processed.)

7.  ELECTRONIC ASSET TRANSFER OPTIONS

YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Please select the electronic asset transfer options you would like on your account if you would like redemptions and other distributions to be sent directly to your bank checking account.
(Choose One)
[ ] Send Redemptions by Fed Wire
[ ] Send Redemptions by ACH

(Choose One)
[ ] Send Cash Dividends and/or Capital Gains by Fed Wire
[ ] Send Cash Dividends and/or Capital Gains by ACH

8.  TELEPHONE TRANSACTION OPTIONS

Purchases, redemptions and exchanges can be made by telephone. Please select the telephone transaction options that you would like added to your account. Once initiated, telephone transactions can not be canceled.

[ ] TELEPHONE PURCHASE
    YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Purchases can be made by telephone and will be added to your account on the first business following your call. Purchases CAN NOT be made on the same day your call is placed. Purchases will be deducted from your checking account by electronic transfer.

[ ] TELEPHONE REDEMPTION
    You can redeem up to $100,000 over the telephone. Larger redemptions must be made in writing and require a Medallion Signature Guarantee. Telephone redemptions can only be sent to the existing address or bank instructions on your account.

[ ] TELEPHONE EXCHANGE
    You can exchange up to $100,000 over the telephone between Fund accounts with identical registrations. Exchanges greater than $100,000 must be made in writing and require a Medallion Signature Guarantee.

              CLIENT IDENTIFICATION NUMBER (For Internal Use Only)

9.  DUPLICATE SHAREHOLDER STATEMENTS

Please send a copy of my account statements to:

--------------------------------------------------------------------------------
NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
COMPANY NAME

--------------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

--------------------------------------------------------------------------------
CITY, STATE, ZIP

10.  SIGNATURE

EACH INVESTOR MUST SIGN THIS SECTION.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.  I am a U.S. person (including a U.S. resident alien).
[ ] CROSS OUT ITEM 2, ABOVE, AND CHECK HERE IF YOU ARE SUBJECT TO BACKUP
    WITHHOLDING.
[ ] If I am a non-resident alien, by checking here I certify under penalties of perjury that I am not a U.S. citizen or resident alien and that I am an "exempt foreign person" as defined under IRS regulations.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED ABOVE.

By signing this application, I also certify that:

- I have received and read the prospectus for the Fund and I agree to its terms. I have the authority and legal capacity to purchase mutual fund shares, am of legal age and believe each investment to be suitable for me.

- I understand that this Fund is not a bank, and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC.

- I ratify any instructions, including telephone instructions, given on this account. I understand that the Fund or PFPC will employ reasonable procedures to confirm the genuine ness of my instructions. I agree that neither the Fund nor PFPC will be liable for any loss, cost, or expense for acting upon any instructions believed to be genuine and in accordance with reasonable procedures designed to prevent unauthorized transactions.

[ ] For corporations, partnerships, trusts and other institutional accounts, the following persons are, and will continue to be, authorized signers for this account unless the fund receives instructions to the contrary.

At least
         -----------------------------------------------------------------------
                        (insert number of required signatures)

authorized signature(s) are required to execute transactions.


X
--------------------------------------------------------------------------------
SIGNATURE OF OWNER/AUTHORIZED SIGNER                                      (DATE)


X
--------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER/AUTHORIZED SIGNER                                (DATE)


X
--------------------------------------------------------------------------------
(ADDITIONAL INSTITUTIONAL SIGNATURE)                                      (DATE)


X
--------------------------------------------------------------------------------
(ADDITIONAL INSTITUTIONAL SIGNATURE)                                      (DATE)

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing in the Longleaf Partners Funds, and more information on Fund operations in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a copy by visiting our website or calling (800) 445-9469 (option 1).

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders, which contain financial statements and which also discuss market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, please visit our website or call (800) 445-9469 (option 1).

The Securities and Exchange Commission maintains an Internet website that contains the Funds' periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC's website at http://www.sec.gov.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

[LOGO](SM)   LONGLEAF
             PARTNERS
             FUNDS(SM)

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
www.longleafpartners.com
(800) 445-9469


                                                   LLP1001-Prospectus Supplement

       LOGO
                            LONGLEAF PARTNERS FUNDS
                    Send completed application and check to:
       Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694

NEW ACCOUNT APPLICATION

PLEASE PRINT. Remember to complete and sign section 10 on the reverse of this application and retain a copy.
DO NOT USE THIS FORM TO OPEN AN IRA. For an IRA application or for more information, call (800) 445-9469. (option 1).

1. ACCOUNT REGISTRATION

[ ] INDIVIDUAL

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OWNER'S NAME (FIRST, INITIAL, LAST)

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OWNER'S SOCIAL SECURITY                                     BIRTHDAY (MO/DAY/YR)

[ ] JOINT TENANT WITH RIGHTS OF SURVIVORSHIP (UNLESS OTHERWISE NOTED)

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JOINT OWNER'S NAME (FIRST, INITIAL, LAST)

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JOINT OWNER'S SOCIAL SECURITY                               BIRTHDAY (MO/DAY/YR)

[ ] TRANSFER ON DEATH BENEFICIARY

If you reside in a State that has adopted the Uniform Transfer on Death Registration Act, you may designate a beneficiary who will automatically own the account assets upon your death, outside of probate or other court proceedings. The beneficiary has no rights to the account until after your death.

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TOD Beneficiary's Name (One Name Only. First, MI, Last)

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TOD Beneficiary's Social Security # and Date of Birth

[ ] GIFT TO MINOR

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ADULT CUSTODIAN'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

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MINOR'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

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MINOR'S STATE OF RESIDENCE

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MINOR'S SOCIAL SECURITY NUMBER                      MINOR'S BIRTHDAY (MO/DAY/YR)

[ ] TRUST               [ ] CORPORATION  [ ] PARTNERSHIP               [ ] OTHER
(check one)

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NAME OF TRUST OR ENTITY

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TRUSTEE NAME

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ADDITIONAL TRUSTEE NAME, IF ANY

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BENEFICIARY'S OR CLIENT'S NAME IF DIFFERENT THAN TRUST OR ENTITY NAME

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TAXPAYER ID NUMBER                           DATE OF TRUST AGREEMENT (MO/DAY/YR)

2. MAILING ADDRESS

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STREET OR P.O. BOX NUMBER

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OTHER INFORMATION (SUITE, ATTENTION, ETC.)

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CITY, STATE, ZIP

(      )                                              (      )
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DAYTIME PHONE                                                EVENING PHONE

EMAIL ADDRESS:
---------------------------------------------------

ARE YOU A U.S. CITIZEN? [ ] Yes [ ] No
If not a U.S. citizen, specify country of permanent residence:

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           (Nonresident aliens are required to complete a Form W-8.)

3. INITIAL INVESTMENT ($10,000 MINIMUM PER FUND ACCOUNT)

NOTE: THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS.

[ ] Partners Fund (#133)                                  $
                                                             -------------------

[ ] International Fund (#136)                             $
                                                             -------------------

[ ] Small-Cap Fund (#134)                                    $    Closed 7/31/97
                                                             -------------------

                                                    Total $
                                                             -------------------
                                                             -------------------

[ ] Check  Make payable to Longleaf Partners Funds and mail to the address at the top of this form.

[ ] Wire Prior to wiring funds, call (800) 445-9469 to set up an account. Wire as follows:
          Boston Safe Deposit & Trust Co.
          Boston, Massachusetts
          ABA #011001234
          DDA #301442
          For Fund #
          -------------------------
          For credit to: (your name as account is registered)
          Shareholder account #: (your account number)

Note: You must send a completed application to the Fund. Your account will be subject to backup tax withholding and redemptions cannot be paid until the completed application has been received.

4. DIVIDENDS AND CAPITAL GAINS PAYMENTS

All distributions will be reinvested in additional shares unless you select one or both options below:

[ ] Pay all capital gains in cash.
[ ] Pay all dividends in cash.

5. BANK INSTRUCTIONS

Please complete the following information if you would like assets transferred electronically between your bank checking account and the Funds.

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Bank Name                            City                            State

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ABA Routing #                              Account#

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Name(s) on Account

                       (you MUST include a voided check)

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

6. AUTOMATIC MONTHLY INVESTMENT

YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Please indicate the amount of your monthly investment in each fund. Our minimum monthly investment is $100 per Fund. Bank transfers will be processed on or about the 21(st) of each month.

[ ] TRANSFER THE FOLLOWING AMOUNT(S) EACH MONTH

  Partners Fund (#133)                                                         $
  ------------------------

  International Fund (#136)                                                    $
  ------------------------

  Small-Cap Fund (#134)                                                        $
  ------------------------

  TOTAL MONTHLY INVESTMENT                                                     $
  ------------------------

BEGINNING DATE
----------------------
                                                         MM/YY

(Automatic Investment Plans normally become active 20 business days after your application is processed.)

7. ELECTRONIC ASSET TRANSFER OPTIONS

YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Please select the electronic asset transfer options you would like on your account if you would like redemptions and other distributions to be sent directly to your bank checking account.

(Choose One)
[ ] Send Redemptions by Fed Wire

[ ] Send Redemptions by ACH

(Choose One)
[ ] Send Cash Dividends and/or Capital Gains by Fed Wire
[ ] Send Cash Dividends and/or Capital Gains by ACH
8. TELEPHONE TRANSACTION OPTIONS

Purchases, redemptions and exchanges can be made by telephone. Please select the telephone transaction options that you would like added to your account. Once initiated, telephone transactions can not be canceled.

[ ]  TELEPHONE PURCHASE
   YOU MUST COMPLETE SECTION 5 OF THIS APPLICATION. Purchases can be made by telephone and will be added to your account on the first business following your call. Purchases CAN NOT be made on the same day your call is placed. Purchases will be deducted from your checking account by electronic transfer.

[ ]  TELEPHONE REDEMPTION
   You can redeem up to $100,000 over the telephone. Larger redemptions must be made in writing and require a Medallion Signature Guarantee. Telephone redemptions can only be sent to the existing address or bank instructions on your account.

[ ]  TELEPHONE EXCHANGE
   You can exchange up to $100,000 over the telephone between Fund accounts with identical registrations. Exchanges greater than $100,000 must be made in writing and require a Medallion Signature Guarantee.

              CLIENT IDENTIFICATION NUMBER (For Internal Use Only)

9. DUPLICATE SHAREHOLDER STATEMENTS

Please send a copy of my account statements to:

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NAME (FIRST, INITIAL, LAST)

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COMPANY NAME

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STREET OR P.O. BOX NUMBER

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CITY, STATE, ZIP
10. SIGNATURE
EACH INVESTOR MUST SIGN THIS SECTION.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

[ ]CROSS OUT ITEM 2, ABOVE, AND CHECK HERE IF YOU ARE SUBJECT TO BACKUP
   WITHHOLDING.

[ ] If I am a non-resident alien, by checking here I certify under penalties of perjury that I am not a U.S. citizen or resident alien and that I am an "exempt foreign person" as defined under IRS regulations.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED ABOVE.

By signing this application, I also certify that:

- I have received and read the prospectus for the Fund and I agree to its terms. I have the authority and legal capacity to purchase mutual fund shares, am of legal age and believe each investment to be suitable for me.

- I understand that this Fund is not a bank, and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC.

- I ratify any instructions, including telephone instructions, given on this account. I understand that the Fund or PFPC will employ reasonable procedures to confirm the genuineness of my instructions. I agree that neither the Fund nor PFPC will be liable for any loss, cost, or expense for acting upon any instructions believed to be genuine and in accordance with reasonable procedures designed to prevent unauthorized transactions.

[ ]For corporations, partnerships, trusts and other institutional accounts, the following persons are, and will continue to be, authorized signers for this account unless the fund receives instructions to the contrary.
  At least
                       (insert number of required signatures)
  authorized signature(s) are required to execute transactions.
  X
                 ---------------------------------------------------------------
  SIGNATURE OF OWNER/AUTHORIZED SIGNER                                    (DATE)

  X
                 ---------------------------------------------------------------
  SIGNATURE OF JOINT OWNER/AUTHORIZED SIGNER                              (DATE)

  X
                 ---------------------------------------------------------------
  (ADDITIONAL INSTITUTIONAL SIGNATURE)                                    (DATE)

  X
                 ---------------------------------------------------------------
  (ADDITIONAL INSTITUTIONAL SIGNATURE)                                    (DATE)

                                     PART B

                         INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION

                           LONGLEAF PARTNERS FUNDS SM
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2002
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                                   Series of
                         LONGLEAF PARTNERS FUNDS TRUST

(LOGO)                         TABLE OF CONTENTS

- Fund History..............................................    1
- Investment Objectives and Policies........................    1
- Classification of Investment Objectives and
  Restrictions..............................................    2
- Fundamental Investment Restrictions.......................    2
- Non-Fundamental Investment Restrictions...................    5
- Additional Information About Types of Investments and
  Investment Techniques
    Repurchase Agreements...................................    6
    Warrants................................................    6
    Real Estate Investment Trusts...........................    7
    Futures Contracts.......................................    7
    Options on Securities and Stock Indices.................    7
    Foreign Currency Contracts..............................    9
    Lending of Portfolio Securities.........................   10
    Swaps...................................................   10
    Short Sales.............................................   10
- Portfolio Turnover........................................   11
- Boards of Trustees........................................   12
- Compensation Table........................................   14
- Ownership of Fund Shares by Trustees......................   15
- Other Information Concerning the Boards of Trustees.......   16
- Control Persons and Principal Holders of Securities.......   18
- Investment Advisory Services..............................   18
- Fund Administration.......................................   19
- Other Service Providers...................................   20
- Allocation of Brokerage Commissions.......................   21
- Capital Stock and Indemnification Rights..................   22
- Purchase, Redemption, and Pricing of Shares...............   24
- Additional Tax Information................................   25
- Investment Performance and Total Return...................   27
- Table of Bond and Preferred Stock Ratings.................   29
- Financial Statements
    Report of Independent Public Accountants................   31
      Partners Fund Portfolio of Investments................   32
      International Fund Portfolio of Investments...........   34
      Small-Cap Fund Portfolio of Investments...............   36
    Other Financial Statements..............................   38

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119
               TELEPHONE (800) 445-9469; www.longleafpartners.com
                             ---------------------
THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2002, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, DATED MAY 1, 2002, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CALLING (800) 445-9469.

                         LONGLEAF PARTNERS FUNDS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                             ---------------------

                                  FUND HISTORY

Organization. Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

     Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) -- Initial public offering -- April 8, 1987.

     Longleaf Partners International Fund -- Initial public offering -- October 26, 1998.

     Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) -- Initial public offering -- February 21, 1989; closed to new investors, effective July 31, 1997.

Significance of Fund Names. The name "Longleaf", derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word "Partners." In selecting portfolio investments, Southeastern Asset Management, Inc. ("Southeastern"), the Funds' Investment Counsel, seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term "partners" with management of the companies in the portfolios. Correspondingly, Southeastern's own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a "partner" with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as "partners" with Fund management.

                       INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with three series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

LONGLEAF PARTNERS FUND

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests primarily in equity securities of mid to large-cap companies.

LONGLEAF PARTNERS INTERNATIONAL FUND

Investment Objective -- Long-term capital growth through investment primarily in equity securities of international or foreign issuers.

Investment Policy -- Invests at least 65% of total assets in the equity securities of international or foreign issuers domiciled or operating primarily in at least three countries other than the United States.

LONGLEAF PARTNERS SMALL-CAP FUND

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests at least 80% of total assets in equity securities of companies having a market capitalization in the range of companies included in the Russell 2000 Index.

            CLASSIFICATION OF INVESTMENT OBJECTIVES AND RESTRICTIONS

The Funds have adopted certain investment objectives and restrictions as "fundamental". Those investment objectives and restrictions so classified cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, "approval of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objective of the International Fund is non-fundamental. The general investment policies of all of the Funds, shown above, are not fundamental. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

NON-DIVERSIFICATION. The Funds are all classified as "non-diversified" under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

INTERNAL REVENUE CODE DIVERSIFICATION STANDARDS. The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two "baskets" or groups of holdings -- a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. With respect to the diversified basket, consisting of at least 50% of a Fund's total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

INDUSTRY CONCENTRATION. The Partners Fund, International Fund, and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System ("NAICS") or other publicly available information. Industry category groupings shown in the Funds' printed reports sent quarterly to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

OTHER INVESTMENT RESTRICTIONS. The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

            INVESTMENT RESTRICTIONS FOR PARTNERS AND SMALL-CAP FUNDS

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

- Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities.

- Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

- Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

- Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

- Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

- Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

                INVESTMENT RESTRICTIONS FOR THE INTERNATIONAL FUND

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

- INDUSTRY CONCENTRATION. THE FUND WILL NOT PURCHASE ANY SECURITY WHICH WOULD CAUSE THE FUND TO CONCENTRATE ITS INVESTMENTS IN THE SECURITIES OF ISSUERS PRIMARILY ENGAGED IN ANY ONE INDUSTRY EXCEPT AS PERMITTED BY THE SECURITIES AND EXCHANGE COMMISSION.

  Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets, exclusive of cash and U.S. Government securities, in securities of companies in any single industry. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

- SENIOR SECURITIES. THE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR ANY RULE, ORDER OR INTERPRETATION UNDER THE ACT.

  Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value equal to the future obligations.

- BORROWING.  THE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED BY APPLICABLE
  LAW.

  Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

- UNDERWRITING. THE FUND MAY NOT ACT AS AN UNDERWRITER OF SECURITIES ISSUED BY OTHERS, EXCEPT INSOFAR AS THE FUND MAY BE DEEMED AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

  Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or "restricted" form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

- COMMODITIES. THE FUND MAY NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS ISSUED BY PERSONS THAT PURCHASE OR SELL COMMODITIES OR COMMODITIES CONTRACTS, BUT THIS RESTRICTION SHALL NOT PREVENT THE FUND FROM PURCHASING, SELLING AND ENTERING INTO FINANCIAL FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON INDICES OF SECURITIES, INTEREST RATES AND CURRENCIES), OPTIONS ON FINANCIAL FUTURES CONTRACTS, WARRANTS, SWAPS, FORWARD CONTRACTS, FOREIGN CURRENCY SPOT AND FORWARD CONTRACTS, OR OTHER DERIVATIVE INSTRUMENTS THAT ARE NOT RELATED TO PHYSICAL COMMODITIES.

  Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

- LENDING. THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS EXCEPT THROUGH THE LENDING OF SECURITIES HELD BY IT AS PERMITTED BY APPLICABLE LAW, THROUGH THE USE OF REPURCHASE AGREEMENTS, AND BY THE PURCHASE OF DEBT SECURITIES, ALL IN ACCORDANCE WITH ITS INVESTMENT POLICIES.

- REAL ESTATE. THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR ARE ENGAGED IN THE REAL ESTATE BUSINESS, INCLUDING REAL ESTATE INVESTMENT TRUSTS, AND SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN AND THE FUND MAY HOLD AND SELL REAL ESTATE ACQUIRED THROUGH DEFAULT, LIQUIDATION, OR OTHER DISTRIBUTIONS OF AN INTEREST IN REAL ESTATE AS A RESULT OF THE FUND'S OWNERSHIP OF SUCH SECURITIES.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restrictions which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

- Purchase restricted (non-registered) or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

- Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940 (for each holding, 5% of the Fund's total assets, 3% of the company's voting stock, with not more than 10% of the Fund's total assets invested in all such investment companies) provided such acquisitions are made in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction.

- Make short sales of equity portfolio securities whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply.

- Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

- Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

- Pledge, mortgage or hypothecate its assets except in connection with borrowings which are otherwise permissible.

- Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

               ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern Asset Management, Inc. ("Southeastern") as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts ("forward contracts") to seek to minimize the exposure from a change in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the foreign currency exposure risk to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged against foreign currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

Swaps. The Funds may enter into swaps involving equity interests, indexes, and currencies without limit. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single stock or a basket of stocks. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Short Sales. The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary's shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund's portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds' investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% generally occur because companies in the portfolio are acquired by other companies or reach their appraised or intrinsic value during the year and are sold. The proceeds of these sales may then be applied to purchase new positions having a lower price to value ratio. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Turnover rates greater than 100% involve greater transaction costs.

The portfolio turnover rates of the Funds for the past three years are as follows:

                                                          2001      2000      1999
                                                         ------    ------    ------
Partners Fund..........................................  18.43%    20.48%    50.39%
International Fund.....................................  32.44%    69.40%    50.32%
Small-Cap Fund.........................................  40.39%    21.94%    47.48%

                               BOARDS OF TRUSTEES

Each of the Funds is operated by its Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern Asset Management, Inc. ("Southeastern"). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

                                                                                       LENGTH OF SERVICE
            NAME, AGE                                                                     AS TRUSTEE
           AND ADDRESS                      POSITIONS HELD WITH FUNDS                    (YEAR BEGAN)
---------------------------------------------------------------------------------------------------------------
                                      AFFILIATED OR INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------
O. Mason Hawkins, CFA, (53)                   Chairman of the Board;            Partners Fund - 1987
6410 Poplar Ave., Suite 900                    Co-Portfolio Manager             International Fund - 1998
Memphis, TN 38119                                                               Small-Cap Fund - 1989
---------------------------------------------------------------------------------------------------------------
G. Staley Cates, CFA, (37)                           Trustee;                   Partners Fund - 1999
6410 Poplar Ave., Suite 900                    Co-Portfolio Manager             International Fund - 1999
Memphis, TN 38119                                                               Small-Cap Fund - 1999
---------------------------------------------------------------------------------------------------------------
Margaret H. Child (46)                               Trustee                    Partners Fund - 2001
150 Federal Street                                                              International Fund - 2001
Boston, MA 02110                                                                Small-Cap Fund - 2001
---------------------------------------------------------------------------------------------------------------
                                    INDEPENDENT OR NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------
Chadwick H. Carpenter, Jr. (51)                      Trustee                    Partners Fund - 1993
143 Page Brook Road                                                             International Fund - 1998
Carlisle, MA 01741                                                              Small-Cap - 1993
---------------------------------------------------------------------------------------------------------------
Daniel W. Connell, Jr. (53)                          Trustee                    Partners Fund - 1997
One ALLTEL Stadium Place                                                        International Fund - 1998
Jacksonville, FL 32202                                                          Small-Cap Fund - 1997
---------------------------------------------------------------------------------------------------------------
Steven N. Melnyk (54)                                Trustee                    Partners Fund - 1991
1535 The Greens Way                                                             International Fund - 1998
Jacksonville Beach FL 32250                                                     Small-Cap Fund - 1991
---------------------------------------------------------------------------------------------------------------
C. Barham Ray (55)                                   Trustee                    Partners Fund - 1992
845 Crossover Lane, Ste. 140                                                    International Fund - 1998
Memphis, TN 38117                                                               Small-Cap Fund - 1992
---------------------------------------------------------------------------------------------------------------
Perry C. Steger (39)                                 Trustee                    Partners Fund - 2001
11500 North Mopec Expressway                                                    International Fund - 2001
Austin, TX 78759                                                                Small-Cap Fund - 2001
---------------------------------------------------------------------------------------------------------------
* Mr. Hawkins and Mr. Cates are directors and officers of Southeastern Asset Management, Inc. and as such are classified as "interested" Trustees. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an "interested" Trustee.

The membership of each Board of Trustees is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
--------------------------------------------------------------------------------

                                                     NUMBER OF
              PRINCIPAL OCCUPATIONS                 PORTFOLIOS                      OTHER
               DURING PAST 5 YEARS                   OVERSEEN                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
                                     AFFILIATED OR INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------
Chairman of the Board and                                3        Director, Mid-America Apartment
Chief Executive Officer,                                          Communities, Inc., Memphis, TN
Southeastern Asset Management, Inc.
------------------------------------------------------------------------------------------------------------
President,                                               3
Southeastern Asset Management, Inc.
------------------------------------------------------------------------------------------------------------
Director of Business Development for                     3
a Boston law firm since 1999;
Director of Marketing, Memphis office
(1991-98), Atlanta office (1998-99),
Arthur Andersen LLP (accounting firm)
------------------------------------------------------------------------------------------------------------
                                   INDEPENDENT OR NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------
Private Investor and Consultant since 1997;              3
Senior Executive Officer,
Progress Software Corp. (1983-97)
------------------------------------------------------------------------------------------------------------
Senior Vice President-Marketing,                         3
Jacksonville Jaguars (NFL franchise)
------------------------------------------------------------------------------------------------------------
Private Investor and Consultant since 1997;              3
Golf Commentator, ABC Sports since 1991;
President, Riverside Golf Group, Inc. (1989-97)
------------------------------------------------------------------------------------------------------------
Chairman of the Board,                                   3        Director, Financial Federal Savings Bank,
SSM Corp. (venture capital firm)                                  Memphis, TN
------------------------------------------------------------------------------------------------------------
Director of Product Strategy,                            3
National Instruments, Inc.
(industrial automation software)
------------------------------------------------------------------------------------------------------------

                            2001 COMPENSATION TABLE

The following table provides information on fees paid to each Trustee for Board service during 2001:

                                                AGGREGATE COMPENSATION FROM EACH FUND
                                            ----------------------------------------------         TOTAL
                                            PARTNERS   INTERNATIONAL   REALTY    SMALL-CAP   COMPENSATION FROM
                   NAME                       FUND         FUND        FUND(1)     FUND       ALL FUNDS(3)(4)
                   ----                     --------   -------------   -------   ---------   -----------------
O. Mason Hawkins*.........................     None          None        None        None            None

G. Staley Cates*..........................     None          None        None        None            None

Margaret H. Child*(2).....................  $16,500       $ 8,250      $7,924     $ 8,250         $40,924

Chadwick H. Carpenter, Jr.................   20,000        10,000       9,674      10,000          49,674

Daniel W. Connell, Jr.....................   20,000        10,000       9,674      10,000          49,674

Steven N. Melnyk..........................   20,000        10,000       9,674      10,000          49,674

C. Barham Ray.............................   20,000        10,000       9,674      10,000          49,674

Perry C. Steger...........................    5,652         2,826       2,500       2,826          13,804

---------------

 * Interested Trustee

(1) The Board of Trustees of the Realty Fund voted on October 23, 2001 to close and then liquidate that Fund. The date of final liquidation was December 19, 2001. Trustees fees were paid pro-rata through that date.

(2) Ms. Child is classified as an "interested" Trustee because she performs certain operational and administrative functions for the Funds in Massachusetts, their state of organization. She is not employed by Southeastern Asset Management, Inc. and accordingly receives no compensation from Southeastern.

(3) The Funds have no pension or retirement plan for Trustees.

(4) All Trustees receive identical fees. Ms. Child and Mr. Steger were elected as Trustees after the beginning of the year and accordingly received fees pro rata from the dates of their election.

                      OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table provides information on the range of ownership of Fund shares at December 31, 2001 by individual members of the Funds' Boards of Trustees.
--------------------------------------------------------------------------------

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN ALL
                                                                                 REGISTERED INVESTMENT
                                                                             COMPANIES OVERSEEN BY TRUSTEE
                                            DOLLAR RANGE OF EQUITY              IN FAMILY OF INVESTMENT
         NAME OF DIRECTOR                   SECURITIES IN EACH FUND                    COMPANIES
-----------------------------------------------------------------------------------------------------------
                                     AFFILIATED OR INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
O. Mason Hawkins, CFA                 Partners Fund - Over $100,000                  Over $100,000
                                      International Fund - Over $100,000
                                      Small-Cap Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------
G. Staley Cates, CFA                  Partners Fund - Over $100,000                  Over $100,000
                                      International Fund - Over $100,000
                                      Small-Cap Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------
Margaret H. Child                     Partners Fund - $10,001-$50,000                Over $100,000
                                      International Fund -
                                      $10,001-$50,000
                                      Small-Cap Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------
                                  INDEPENDENT OR NON-INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Chadwick H. Carpenter, Jr.            Partners Fund - Over $100,000                  Over $100,000
                                      International Fund - Over $100,000
                                      Small-Cap - Over $100,000
-----------------------------------------------------------------------------------------------------------
Daniel W. Connell, Jr.                Partners Fund - Over $100,000                  Over $100,000
                                      International Fund - Over $100,000
                                      Small-Cap Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------
Steven N. Melnyk                      Partners Fund - Over $100,000                  Over $100,000
                                      International Fund -
                                      $10,001-$50,000
                                      Small-Cap Fund - $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
C. Barham Ray                         Partners Fund - Over $100,000                  Over $100,000
                                      International Fund -
                                      $50,001-$100,000
                                      Small-Cap Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------
Perry C. Steger                       Partners Fund - Over $100,000                  Over $100,000
                                      International Fund - $1-$10,000
                                      Small-Cap Fund - $1-$10,000
-----------------------------------------------------------------------------------------------------------

              OTHER INFORMATION CONCERNING THE BOARDS OF TRUSTEES

BOARD COMMITTEES. The Board has established an Audit Committee, with Mr. Melnyk serving as Chairman. The Audit Committee, composed of all independent or non "interested" Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm in a formal meeting on March 4, 2002, after completion of the audit for the fiscal year ended December 31, 2001. The Board has not established a nominating committee.

FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN RECOMMENDING APPROVAL OF THE INVESTMENT COUNSEL AGREEMENT AND THE FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC. The Boards of Trustees consider a wide range of factors in their conclusion to adopt the Investment Counsel Agreement and the Fund Administration Agreement and to recommend ratification and extension of the terms of these Agreements by shareholders. These factors include: a review of the investment strategy employed by Southeastern as Investment Counsel; its investment reputation and success in implementing its philosophy in the management of institutional and private accounts since its formation in 1975; its financial and employment stability; its support in building Fund assets; the level of personal investment in the Funds by its principals; and the separate investment performance of each Fund for recent periods and since inception.

Under Southeastern's investment philosophy, superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, stocks are viewed as ownership units in a business enterprise which has an unrecognized business or "intrinsic" value subject to determination through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Stocks which can be identified and purchased at a price significantly discounted from this intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Information on the investment performance of the Funds is shown on page 27, and similar information is considered each year by the Boards in comparison with relevant benchmarks.

The Boards also consider other support provided by Southeastern which goes beyond providing pure investment advice, such as the following:

Building of Fund Assets. Southeastern has been instrumental in building each Fund's assets, particularly during the first several months of its life. Substantial investments had been made by Mr. Mason Hawkins, Chairman, other Southeastern personnel, and Southeastern's profit sharing plan. At March 31, 2002, Southeastern's directors, officers, employees, their family members and Southeastern's profit sharing plan formed one of the largest group of related shareholders of each Fund. As a result, Southeastern's officers and employees are personally investing as partners with other Fund shareholders, and are subject to the same risks and rewards.

Additionally, a number of large accounts are the result of Southeastern's institutional contacts. Consultants and fee paid investment advisers who have long relationships with Southeastern and its other funds have recommended the Funds as an investment medium for individual or institutional clients. As a result, many large shareholders of the Fund have a prior relationship of some nature with Southeastern and have invested in the Funds because of an existing confidence level in Southeastern's investment management capabilities.

Possible Future Application of Expense Limitation. Should expenses of operation exceed the expense limitation, Southeastern would be required to continue the fee reduction which occurred during the first year of operations of each Fund. In the future, a decrease in assets and/or an increase in expenses could cause other reductions in management fees.

Possible Assumption of Loss on Processing Errors. Under the Fund Administration Agreement, Southeastern determines the daily per share net asset value of the Funds, a price used by the Fund's transfer agent in processing shareholder purchases and redemptions. The Fund Administration Agreement contains normal language relieving Southeastern from monetary liability for processing errors caused by factors other than gross negligence or reckless disregard of its contractual responsibilities. However, it is possible that Southeastern could be required to absorb losses for processing errors caused by mistake or simple negligence. As a result, Southeastern might be required in the future to assume financial responsibility for any pricing or other processing losses which it might cause.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at March 31, 2002, and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

                      LONGLEAF PARTNERS FUND
Clients of Charles Schwab & Co., Inc., a brokerage firm.....      %
CTC Illinois Trust FBO Sun Microsystems Deferred Retirement
  Savings Plan..............................................      %
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and foundations....      %

               LONGLEAF PARTNERS INTERNATIONAL FUND
Henry R. Fett TTEE U/A DTD 12/20/99, 1999 Irrevocable US
  Annuity & Gift Trust; and Eternity Limited................      %
Clients of Charles Schwab & Co., Inc., a brokerage firm.....      %
O. Mason Hawkins, Chairman of the Board of Trustees.........      %
Clients of National Financial Services, Corp., a brokerage
  firm......................................................      %
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and foundations....      %

                 LONGLEAF PARTNERS SMALL-CAP FUND
Clients of Charles Schwab & Co., Inc., a brokerage firm.....      %
Clients of National Financial Services, Corp., a brokerage
  firm......................................................      %
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and foundations....      %

                          INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund's Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the Company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $17 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function
is contained in the Prospectus on pages    through    .

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses.

For the Partners and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.50% of each Fund's average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

                                               2001           2000           1999
                                            -----------    -----------    -----------
Partners Fund.............................  $31,875,946    $26,177,108    $33,132,889
International Fund........................    9,774,863      5,031,181      3,434,064*
Small-Cap Fund............................   12,871,591     10,832,028     11,915,519

---------------

* Net after reduction by $42,258 under expense limitation.

                              FUND ADMINISTRATION

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

- Preparation and maintenance of all accounting records

- Preparation or supervision of preparation and filing of required financial reports and tax returns

- Federal and state securities registrations and reports of sales of shares

- Calculation of daily net asset value per share

- Preparation and filing of prospectuses, proxy statements, and reports to shareholders

- General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities

- Supplying office space and general administrative support for the functions performed by Southeastern.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

                                                       2001         2000         1999
                                                    ----------   ----------   ----------
Partners Fund.....................................  $4,116,798   $3,356,948   $4,284,390
International Fund................................     651,658      335,412      231,755
Small-Cap Fund....................................   1,582,881    1,310,937    1,455,404

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and all other communications; (vii) expenses of meetings of shareholders and the Boards of Trustees;

(viii) external expenses related to pricing the Funds' portfolio securities; and
(ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements. Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to August 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days' written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

                            OTHER SERVICE PROVIDERS

Custodian of Fund Assets. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the foreign custody manager for the Funds with respect to foreign securities, using foreign sub-custodians which participate in its global custody network.

Transfer Agent. PFPC Inc. ("PFPC"), located at 4400 Computer Drive, Westborough, MA 01581-5120, an affiliate of The PNC Financial Services Group, Inc., is the transfer agent and dividend disbursing agent. PFPC maintains all shareholder accounts and records; processes all transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations, statements, tax forms, and correspondence; issues stock certificates; and handles all account inquiries.

Independent Public Accountants. PricewaterhouseCoopers LLP is the Fund's independent public accounting firm. The Funds are served by the Baltimore office, located at 250 West Pratt Street, Suite 2100, Baltimore MD 21201, and by the Boston office, located at 160 Federal Street, Boston, MA 02110.

Legal Counsel. Dechert, formerly known as Dechert Price and Rhoads, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds' special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Charles D. Reaves, Vice President and General Counsel of Southeastern, is General Counsel of the Funds, and Andrew R. McCarroll, Vice President and Assistant General Counsel of Southeastern, serves as Assistant General Counsel of the Funds.

Service Awards. In order to promote quality service for the benefit of Fund shareholding, Southeastern may give special recognition or financial rewards to employees of service providers such as the Funds' transfer agent and fulfillment agent. Such reward programs are designed to recognize employees of these Fund service providers who excel in meeting our shareholders' needs. Costs associated with these reward programs are paid by Southeastern.

                      ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as "brokers") for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

          1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

          2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve "best execution".

          3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and for other services which benefit the Fund directly through reduction of the Fund's expense obligations, such as a reduction in the Fund's share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of a Fund's shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish "best execution", as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds' portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through independent brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

                                                       2001         2000         1999
                                                    ----------   ----------   ----------
Partners Fund.....................................  $3,963,379   $3,993,047   $6,824,949
International Fund................................   1,964,609    1,497,645    1,266,740
Small-Cap Fund....................................   2,956,751      464,133    4,020,068

                    CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the "Trust") is a Massachusetts business trust which presently has three separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund's Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the person's duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, PFPC, are described on pages 27 through 33 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, we value all Fund assets daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is dividend by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:


                                     Net Asset Value Per
       Net Assets         equals            Share
------------------------
   Shares Outstanding

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statement of Assets and Liabilities for the year ended December 31, 2001, shown on page 38, was calculated as follows:

     PARTNERS FUND                         INTERNATIONAL FUND                         SMALL-CAP FUND

    $4,509,041,657                            $834,009,938                            $1,634,115,005
                           = $24.51                                 = $12.34                                 = $21.68
   ----------------                          --------------                          ----------------
      183,947,480                              67,563,698                               75,360,524

In valuing Fund assets, we apply the following procedures:

(1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's closing price;

(2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's closing price;

(3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees;

(4) Valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors or by broker quotations if more appropriate;

(5) The fair value of short-term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

(6) The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

(7) Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the closing prices of some foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded. The Funds follow the practice of converting closing market prices denominated in foreign currency to U.S. dollars using the mid-day currency exchange rates.

The Funds expect to follow their standard procedures in valuing foreign securities even though there may be interim market developments which could have an effect on the net asset value. However, should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax or state taxation in the Commonwealth of Massachusetts on its investment company taxable income and any net realized capital gains which are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to federal income tax and to taxation by the Commonwealth of Massachusetts on these amounts. To qualify again for favorable tax treatment under the Internal Revenue Code, the Fund must distribute all undistributed earnings and profits to shareholders, who then would be subject to taxation on the amounts distributed.

The Funds may purchase certain debt securities which may be secured in whole or in part by interests in real estate. If there should be a default and a Fund were to acquire real estate by foreclosure, income generated by that real estate (including rental income and gain on its disposition) may not be regarded as qualifying income. If the Fund's non-qualifying income for a taxable year exceeds 10% of its gross income, it would fail to qualify for favorable tax treatment.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a "passive foreign investment company" and the Fund is able to treat the foreign corporation as a "qualified electing fund" under the Code or if special rules applicable to registered investment companies are applicable, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute.

                    INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

          "Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

                         p(1+T) to the nth power = ERV

        Where  P     =   a hypothetical initial investment of $1,000
               T     =   average annual total return
               n     =   number of years (or fractional portions thereof)
               ERV   =   ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns of each of the Funds for the years ended December 31 for the past ten years or since inception, if shorter, are as follows:

                                                 PARTNERS   INTERNATIONAL    SMALL-CAP
                                                   FUND         FUND           FUND
                                                 --------   -------------    ---------
2001...........................................   10.34%        10.47%          5.45%
2000...........................................   20.60         25.93          12.80
1999...........................................    2.18         24.37           4.05
1998...........................................   14.28          9.02*         12.71
1997...........................................   28.25            --          29.04
1996...........................................   21.02            --          30.64
1995...........................................   27.50            --          18.61
1994...........................................    8.96            --           3.64
1993...........................................   22.20            --          19.83
1992...........................................   20.47            --           6.87

---------------

* Partial year

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 2000, are as follows:

PARTNERS FUND
  Five years ended 12/31/01.................................  14.79%
  Ten years ended 12/31/01..................................  17.30
INTERNATIONAL FUND
  From Initial Public offering on 10/26/98 through
     12/31/01...............................................  22.06
SMALL-CAP FUND
  Five years ended 12/31/01.................................  12.47
  Ten years ended 12/31/01..................................  13.98

Investment Performance Information. The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron's, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information. Average annual total return information may be useful to investors in considering each Fund's past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund's total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and generally more numerous securities than the Funds' portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds' total returns are shown in the Prospectus on pages 9, 11, and 13.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund's total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds' investment objectives will be achieved.

                   TABLE OF BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND AND PREFERRED STOCK
RATINGS:

AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2001, audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, are included in the printed Annual Report to Shareholders of the Funds. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Accountants dated February 1, 2002 are included as a part of this Statement of Additional Information on the following pages.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, (comprising Longleaf Partners Funds Trust, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 1, 2002

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                    VALUE
    ----------                                                                              --------------
Common Stock 89.5%
                     Beverages 4.4%
       207,000       Coca-Cola Enterprises Inc...........................................   $    3,920,580
    14,579,600       Diageo plc (Foreign)................................................      166,570,326
       620,100       Diageo plc ADR (Foreign)............................................       28,692,027
                                                                                            --------------
                                                                                               199,182,933
                                                                                            --------------
                     Broadcasting 4.8%
    13,911,100   *   General Motors -- Class H...........................................      214,926,495

                     Entertainment 4.5%
     9,720,000       The Walt Disney Corporation.........................................      201,398,400

                     Environmental Services 7.6%
     1,885,200   *   Allied Waste Industries, Inc........................................       26,505,912
     9,960,100       Waste Management, Inc...............................................      317,826,791
                                                                                            --------------
                                                                                               344,332,703
                                                                                            --------------
                     Health Insurance 0.1%
        83,200       Aetna Inc...........................................................        2,744,768

                     Lodging 15.9%
    16,405,000       Hilton Hotels Corporation...........................................      179,142,600
    15,206,250       Host Marriott Corporation(b)........................................      136,856,250
     9,901,000       Marriott International, Inc.........................................      402,475,650
                                                                                            --------------
                                                                                               718,474,500
                                                                                            --------------
                     Manufacturing 1.1%
     4,450,000   *   UCAR International, Inc.(b).........................................       47,615,000

                     Multi-Industry 5.4%
     5,000,000       General Motors Corporation..........................................      243,000,000

                     Natural Resources 12.7%
    11,201,032   *   Pioneer Natural Resources Company(b)................................      215,731,876
     7,453,384       Plum Creek Timber Company, Inc. (formerly Georgia-Pacific
                       Corporation - Timber Group).......................................      211,303,437
     2,900,000       Rayonier Inc.(b)....................................................      146,363,000
                                                                                            --------------
                                                                                               573,398,313
                                                                                            --------------
                     Property & Casualty Insurance 4.4%
    52,578,000       The NipponKoa Insurance Company, Ltd. (Foreign)(b)..................      199,785,086

                     Publishing 4.3%
     2,973,300       Knight Ridder, Inc..................................................      193,056,369

                     Real Estate 3.7%
    10,579,100       TrizecHahn Corporation (Foreign)....................................      166,091,870

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                    VALUE
    ----------                                                                              --------------
                     Restaurants 6.2%
     5,690,000   *   Tricon Global Restaurants, Inc......................................   $  279,948,000

                     Telecommunications 7.9%
     9,440,000       AT&T Corp...........................................................      171,241,600
     2,084,300       Telephone and Data Systems, Inc.....................................      187,065,925
                                                                                            --------------
                                                                                               358,307,525
                                                                                            --------------
                     Transportation 6.5%
     5,615,000   *   FedEx Corporation(c)................................................      291,306,200
                                                                                            --------------
                     TOTAL COMMON STOCKS (COST $3,528,026,811)...........................    4,033,568,162
                                                                                            --------------

       PAR
    ----------
    Short-Term Obligations 10.4%
    120,240,000      Repurchase Agreement with State Street Bank, 0.75% due 1-2-02
                       (Collateralized by U.S. government agency securities).............      120,240,000
    350,000,000      U.S. Treasury Bills, 1.62%-1.68% due 1-17-02 to 1-24-02.............      349,714,445
                                                                                            --------------
                                                                                               469,954,445
                                                                                            --------------
TOTAL INVESTMENTS (COST $3,997,981,256)(a).......................................   99.9%    4,503,522,607
OTHER ASSETS AND LIABILITIES, NET................................................    0.1         5,519,050
                                                                                   -----    --------------
NET ASSETS.......................................................................  100.0%   $4,509,041,657
                                                                                   =====    ==============
NET ASSET VALUE PER SHARE................................................................           $24.51
                                                                                            ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $890,084,172 and $(384,542,821) respectively.
(b) Affiliated Company. See Note 7.
(c) Designated as collateral for forward currency contracts. See Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 12% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                           Currency Sold and                         Currency     Unrealized
 Units Sold                           Settlement Date                        Market Value      Gain
-------------   -----------------------------------------------------------  ------------   -----------
8,700,000,000   Japanese Yen 3-28-02.......................................  $66,675,495    $ 6,761,215
6,800,000,000   Japanese Yen 6-27-02.......................................   52,381,307      4,627,342
3,100,000,000   Japanese Yen 9-26-02.......................................   24,047,940      2,957,897
6,000,000,000   Japanese Yen 12-20-02......................................   46,850,400        189,976
                                                                             ------------   -----------
                                                                             $189,955,142   $14,536,430
                                                                             ============   ===========

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                   VALUE
    -----------                                                                             ------------
Common Stock 82.2%
                      Automobiles 10.6%
                      (Automobiles net of Nissan Motor short 5.4%)
      2,845,000       Fiat S.p.A. (Italy)(d).............................................   $ 45,648,048
      1,224,000       Renault SA (France)................................................     43,168,943
                                                                                            ------------
                                                                                              88,816,991
                                                                                            ------------
                      Beverages 4.6%
        909,200       Diageo plc (United Kingdom)(d).....................................     10,387,510
        328,100       Diageo plc ADR (United Kingdom)....................................     15,181,187
        714,600       Molson Inc. -- Class A (Canada)....................................     12,534,486
                                                                                            ------------
                                                                                              38,103,183
                                                                                            ------------
                      Broadcasting 15.8%
        534,968       Lagardere S.C.A. (France)..........................................     22,387,769
      4,000,000       The News Corporation Limited (Australia)...........................     31,987,607
        407,000       The News Corporation Limited ADR (Australia)(d)....................     12,946,670
      1,317,000       Nippon Broadcasting System, Inc. (Japan)(d)........................     35,170,900
         31,310   *   SKY Perfect Communications Inc. (Japan)(d).........................     28,906,672
                                                                                            ------------
                                                                                             131,399,618
                                                                                            ------------
                      Food 4.5%
      7,908,000       Ezaki Glico Co., Ltd. (Japan)(b) (d)...............................     37,591,042

                      Industrial Goods 0.1%
         43,000       Tenma Corporation (Japan)(d).......................................        401,915

                      Multi-Industry 9.6%
    127,134,000   *   BIL International Limited (Singapore) (formerly Brierley
                        Investments Limited)(b) (d)......................................     16,180,065
      1,285,000       Brascan Corporation (Canada).......................................     23,143,363
        537,700       Koninklijke (Royal) Philips Electronics N.V. (Netherlands).........     15,981,278
        842,300       Koninklijke (Royal) Philips Electronics N.V. ADR
                        (Netherlands)(d).................................................     24,519,353
                                                                                            ------------
                                                                                              79,824,059
                                                                                            ------------
                      Natural Resources 0.8%
      2,209,200   *   Canadian 88 Energy Corp. (Canada)..................................      2,584,764
      3,349,996       Gendis Inc. (Canada)(b)(c).........................................      4,197,201
                                                                                            ------------
                                                                                               6,781,965
                                                                                            ------------
                      Pharmaceuticals 1.5%
        814,000       Taisho Pharmaceutical Co., Ltd. (Japan)(d).........................     12,794,440

                      Property & Casualty Insurance 17.7%
        394,750   *   Fairfax Financial Holdings Limited (Canada)(d).....................     40,555,660
     21,362,000       The NipponKoa Insurance Company, Ltd. (Japan)(d)...................     81,171,003
     12,274,000       The Nissan Fire & Marine Insurance Company, Ltd. (Japan)(d)........     26,222,483
                                                                                            ------------
                                                                                             147,949,146
                                                                                            ------------

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                   VALUE
    -----------                                                                             ------------
                      Publishing 5.3%
      3,763,000       Hollinger International Inc. (Canada)(d)...........................   $ 44,027,100

                      Real Estate 5.8%
      4,671,600   *   O&Y Properties Corporation (Canada)(b) (c) (d).....................     15,481,278
      2,118,000       TrizecHahn Corporation (Canada)(d).................................     33,252,600
                                                                                            ------------
                                                                                              48,733,878
                                                                                            ------------
                      Restaurants 5.2%
        440,000       MOS Food Service, Inc. (Japan)(d)..................................      2,816,724
        820,000   *   Tricon Global Restaurants, Inc. (United States)(d).................     40,344,000
                                                                                            ------------
                                                                                              43,160,724
                                                                                            ------------
                      Retail 0.7%
        737,000       Tokyo Style Co., Ltd. (Japan)(d)...................................      6,320,675
                                                                                            ------------
                      TOTAL COMMON STOCKS (COST $724,239,564)............................    685,904,736
                                                                                            ------------

        PAR
    -----------
Short-Term Obligations 20.3%
     49,562,000       Repurchase Agreement with State Street Bank, 0.75% due 1-02-02
                        (Collateralized by U.S. government agency securities)............     49,562,000
    120,000,000       U.S. Treasury Bills, 1.68% due 1-17-02.............................    119,912,000
                                                                                            ------------
                                                                                             169,474,000
                                                                                            ------------
TOTAL INVESTMENTS (COST $893,713,564)(a)..........................................  102.5%   855,378,736
Common Stock Sold Short
                      Automobiles (5.2)%
     (8,253,000)      Nissan Motor Co., Ltd. (Japan) (Proceeds $50,459,598).......   (5.2)   (43,764,937)
OTHER ASSETS AND LIABILITIES, NET.................................................    2.7     22,396,139
                                                                                    -----   ------------
NET ASSETS........................................................................  100.0%  $834,009,938
                                                                                    =====   ============
NET ASSET VALUE PER SHARE.........................................................                $12.34
                                                                                                  ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $76,520,778 and $(108,160,945), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) All or a portion designated as collateral on forward currency contracts and short sales. See Note 10.

Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                   VALUE
    ----------                                                                             --------------
Common Stock 83.7%
                     Beverages 2.6%
     3,052,900       PepsiAmericas, Inc. (formerly Whitman Corporation).................   $   42,130,020

                     Commercial Lighting 4.4%
     2,407,500   *   Genlyte Group Incorporated(b)......................................       71,647,200

                     Construction Materials 5.2%
     2,300,900       Texas Industries, Inc.(b)..........................................       84,903,210

                     Financial Services 4.4%
       376,100   *   Alleghany Corporation(b)...........................................       72,380,445

                     Food 4.1%
     2,972,000   *   Ralcorp Holdings, Inc.(b)..........................................       67,464,400

                     Food -- Wholesale 4.4%
     3,911,300       Fleming Companies, Inc.(b).........................................       72,359,050

                     Life Insurance 4.4%
     2,089,600       The MONY Group Inc.................................................       72,237,472

                     Lodging 6.6%
     9,859,653       Hilton Hotels Corporation..........................................      107,667,411

                     Manufacturing 4.6%
     1,500,000       Thomas Industries, Inc.(b).........................................       37,500,000
     3,061,900   *   USG Corporation(b).................................................       17,514,068
     8,140,000   *   U.S. Industries, Inc.(b)...........................................       20,838,400
                                                                                           --------------
                                                                                               75,852,468
                                                                                           --------------
                     Multi-Industry 3.3%
     3,000,000       Brascan Corporation (Foreign)......................................       54,031,197

                     Natural Resources 7.5%
     1,495,000       Deltic Timber Corporation(b).......................................       40,963,000
    10,094,000       TimberWest Forest Corp. (Foreign)(b)...............................       82,203,846
                                                                                           --------------
                                                                                              123,166,846
                                                                                           --------------
                     Property & Casualty Insurance 4.7%
       741,200   *   Fairfax Financial Holdings Limited (Foreign).......................       76,149,094

                     Publishing 5.1%
     7,042,000       Hollinger International Inc. (Foreign).............................       82,391,400

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2001

      SHARES                                                                                   VALUE
    ----------                                                                             --------------
                     Real Estate 11.9%
     3,393,600   *   Catellus Development Corporation(c)................................   $   62,442,240
     2,271,675       Forest City Enterprises, Inc. -- Class A...........................       87,913,823
     1,638,500       The Macerich Company...............................................       43,584,100
                                                                                           --------------
                                                                                              193,940,163
                                                                                           --------------
                     Restaurants 5.3%
     2,978,100   *   IHOP Corp.(b)......................................................       87,258,330

                     Retail 5.2%
       514,000   *   The Neiman Marcus Group, Inc. -- Class A(b)........................       15,969,980
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B(b)........................       69,310,890
                                                                                           --------------
                                                                                               85,280,870
                                                                                           --------------
                     TOTAL COMMON STOCKS (COST $1,277,594,613)..........................    1,368,859,576
                                                                                           --------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bonds 6.2%
                     Telecommunications 6.2%
    213,000,000      Level 3 Communications, Inc., 9.125% due 5-1-08 (Cost
                       $94,943,011).....................................................    101,175,000

        PAR
    -----------
Short-Term Obligation 9.8%
     40,083,000       Repurchase Agreement with State Street Bank, 0.75% due 1-2-02
                        (Collateralized by U.S. government agency securities)............       40,083,000
    120,000,000       U.S. Treasury Bills, 1.68% due 1-17-02.............................      119,906,500
                                                                                            --------------
                                                                                               159,989,500
                                                                                            --------------
TOTAL INVESTMENTS (COST $1,532,527,124)(a)........................................   99.7%   1,630,024,076
OTHER ASSETS AND LIABILITIES, NET.................................................    0.3        4,090,929
                                                                                    -----   --------------
NET ASSETS........................................................................  100.0%  $1,634,115,005
                                                                                    =====   ==============
NET ASSET VALUE PER SHARE................................................................           $21.68
                                                                                            ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $276,189,446 and $(178,692,494), respectively.
Note: Companies designated as "Foreign" represent 18% of net assets.
(b) Affiliated Company. See Note 7.
(c) A portion designated as collateral on forward currency contracts. See Note
    10.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency                         Currency Sold and                          Currency     Unrealized
Units Sold                         Settlement Date                         Market Value      Gain
----------   ------------------------------------------------------------  ------------   ----------
40,000,000   Canadian Dollar 9-26-02                                       $25,071,104     $257,374

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2001

                                                               PARTNERS      INTERNATIONAL     SMALL-CAP
                                                                 FUND            FUND             FUND
                                                            --------------   -------------   --------------
ASSETS:
Investments:
  Affiliated securities, at market value (cost
    $919,066,771, $121,965,468 and $692,135,997,
    respectively) (Note 2 and 7)..........................  $  746,351,213   $ 73,449,586    $  740,312,819
  Other securities, at market value (cost $3,078,914,485,
    $771,748,096, and $840,391,127, respectively) (Note
    2)....................................................   3,757,171,394    781,929,150       889,711,257
                                                            --------------   ------------    --------------
         TOTAL INVESTMENTS................................   4,503,522,607    855,378,736     1,630,024,076
Cash......................................................             792            929               732
Receivable for:
  Dividends and interest..................................       1,000,070        576,371         6,091,461
  Fund shares sold........................................      15,739,982      2,902,893         2,093,526
  Securities sold.........................................      19,362,859      2,266,546                 -
  Forward currency contracts (Note 2).....................      14,536,430     21,225,789           257,374
  Foreign tax reclaims....................................               -         67,147                 -
Prepaid assets............................................         164,043         38,654            60,313
                                                            --------------   ------------    --------------
         TOTAL ASSETS.....................................   4,554,326,783    882,457,065     1,638,527,482
                                                            --------------   ------------    --------------
LIABILITIES:
Payable for:
  Fund shares redeemed....................................      41,695,795      3,338,315         3,002,827
  Securities sold short...................................               -     43,764,937                 -
  Investment counsel fee (Note 3).........................       2,867,633      1,012,741         1,119,819
  Administration fee (Note 4).............................         371,027         67,516           137,985
Other accrued expenses....................................         350,671        263,618           151,846
                                                            --------------   ------------    --------------
         TOTAL LIABILITIES................................      45,285,126     48,447,127         4,412,477
                                                            --------------   ------------    --------------
                                                            $4,509,041,657   $834,009,938    $1,634,115,005
                                                            ==============   ============    ==============
NET ASSETS:
Net assets consist of:
  Paid-in capital.........................................  $3,975,314,788   $834,142,650    $1,535,139,644
  Undistributed net investment income.....................               -         83,988                 -
  Accumulated net realized gain on investments and foreign
    currency..............................................      13,649,088     10,199,339         1,219,969
  Unrealized gain (loss) on investments and foreign
    currency..............................................     520,077,781    (10,416,039)       97,755,392
                                                            --------------   ------------    --------------
         Net Assets.......................................  $4,509,041,657   $834,009,938    $1,634,115,005
                                                            ==============   ============    ==============
NET ASSET VALUE PER SHARE.................................          $24.51         $12.34            $21.68
                                                                    ======         ======            ======
FUND SHARES ISSUED AND OUTSTANDING........................     183,974,480     67,563,698        75,360,524

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                PARTNERS     INTERNATIONAL    SMALL-CAP
                                                                  FUND           FUND            FUND
                                                              ------------   -------------   ------------
INVESTMENT INCOME:
INCOME:
  Dividends from non-affiliates (net of foreign tax withheld
    of $1,153,865, $941,095 and $292,838, respectively).....  $ 44,964,608   $  7,108,992    $  7,293,306
  Dividends from affiliates (net of foreign tax withheld of
    $440,188, $40,684, and $0, respectively) (Note 7).......    12,360,125      6,807,898       7,356,122
  Interest..................................................    12,229,047      5,565,212      18,295,840
                                                              ------------   ------------    ------------
         Total income.......................................    69,553,780     19,482,102      32,945,268
                                                              ------------   ------------    ------------
EXPENSES:
  Investment counsel fee (Note 3)...........................    31,875,946      9,774,863      12,871,591
  Administration fee (Note 4)...............................     4,116,798        651,658       1,582,881
  Transfer agent fee........................................       751,999        118,982         289,168
  Printing..................................................       304,259         87,124         121,463
  Postage and supplies......................................       287,314         88,427          94,284
  Dividend expense on short sale............................       435,500        429,000               -
  Short sale fees (Note 2)..................................       254,209        148,085               -
  Custodian fee.............................................       209,724        184,019          26,909
  Registration and filing fees..............................        98,475        148,509          71,462
  Trustees' fees............................................       102,152         51,076          51,076
  Professional fees.........................................        56,076         73,908          38,129
  Insurance expense.........................................        58,229          9,215          24,020
  Miscellaneous.............................................       271,533         92,517         100,249
                                                              ------------   ------------    ------------
         Total expenses.....................................    38,822,214     11,857,383      15,271,232
                                                              ------------   ------------    ------------
         Net investment income..............................    30,731,566      7,624,719      17,674,036
                                                              ------------   ------------    ------------
REALIZED AND UNREALIZED GAIN:
Net realized gain(loss):
  Non-affiliated securities.................................   135,949,433     41,195,355      58,458,741
  Affiliated securities (Note 7)............................     1,992,364        (36,731)     47,246,529
  Short sales...............................................    (5,107,360)     1,991,743               -
  Forward currency contracts................................    25,589,039     16,138,576       1,241,964
  Foreign currency transactions.............................      (137,993)       (62,468)        (10,925)
                                                              ------------   ------------    ------------
      Net gain..............................................   158,285,483     59,226,475     106,936,309
                                                              ------------   ------------    ------------
Change in unrealized gain(loss):
  Securities................................................   199,652,349    (53,684,774)    (45,684,876)
  Other assets, liabilities and forwards....................     6,152,780     24,720,285         251,263
                                                              ------------   ------------    ------------
      Change in net unrealized gain (loss)..................   205,805,129    (28,964,489)    (45,433,613)
                                                              ------------   ------------    ------------
      Net realized and unrealized gain......................   364,090,612     30,261,986      61,502,696
                                                              ------------   ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $394,822,178   $ 37,886,705    $ 79,176,732
                                                              ============   ============    ============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                   2001               2000
                                                              --------------     --------------
OPERATIONS:
  Net investment income.....................................  $   30,731,566     $   25,217,617
  Net gain(loss)............................................     158,285,483        (99,511,670)
  Change in net unrealized gain(loss).......................     205,805,129        709,158,244
                                                              --------------     --------------
    Net increase in net assets resulting from operations....     394,822,178        634,864,191
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................     (31,173,633)       (24,974,395)
  From net realized gain on investments.....................     (62,672,221)      (260,860,703)
                                                              --------------     --------------
    Net decrease in net assets resulting from
      distributions.........................................     (93,845,854)      (285,835,098)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................   1,006,388,732        660,029,511
  Net asset value of shares issued to shareholders for
    reinvestment of shareholder distributions...............      87,688,818        271,468,699
  Cost of shares redeemed...................................    (638,005,470)    (1,150,643,520)
                                                              --------------     --------------
    Net increase in net assets from fund share
      transactions..........................................     456,072,080       (219,145,310)
                                                              --------------     --------------

    Total increase in net assets............................     757,048,404        129,883,783
NET ASSETS:
  Beginning of year.........................................   3,751,993,253      3,622,109,470
                                                              --------------     --------------
  End of year...............................................  $4,509,041,657     $3,751,993,253
                                                              ==============     ==============
  Undistributed net investment income(loss) included in net
    assets at end of year...................................      $        -           $144,561
                                                                  ----------          ---------
                                                                  ----------          ---------

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

    INTERNATIONAL FUND                SMALL-CAP FUND
---------------------------   -------------------------------
        YEAR ENDED                      YEAR ENDED
       DECEMBER 31,                    DECEMBER 31,
---------------------------   -------------------------------
    2001           2000            2001             2000
------------   ------------   --------------   --------------
$  7,624,719   $ 11,283,656   $   17,674,036   $    2,915,099
  59,226,475     53,620,421      106,936,309       24,459,327
 (28,964,489)     7,827,331      (45,433,613)     128,714,632
------------   ------------   --------------   --------------
  37,886,705     72,731,408       79,176,732      156,089,058
------------   ------------   --------------   --------------
  (8,452,745)   (12,169,232)     (17,663,112)      (2,948,800)
 (48,899,650)   (69,603,215)    (123,875,554)      (7,278,192)
------------   ------------   --------------   --------------
 (57,352,395)   (81,772,447)    (141,538,666)     (10,226,992)
------------   ------------   --------------   --------------
 541,383,580    233,125,870      328,048,754      316,532,626
  53,975,644     77,440,353      134,240,959        9,573,307
(146,388,940)  (190,632,936)    (242,786,201)    (424,667,789)
------------   ------------   --------------   --------------
 448,970,284    119,933,287      219,503,512      (98,561,856)
------------   ------------   --------------   --------------

 429,504,594    110,892,248      157,141,578       47,300,210
 404,505,344    293,613,096    1,476,973,427    1,429,673,217
------------   ------------   --------------   --------------
$834,009,938   $404,505,344   $1,634,115,005   $1,476,973,427
============   ============   ==============   ==============
     $83,988      $(666,885)         $     -          $     -
     -------      ---------          -------          -------
     -------      ---------          -------          -------

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Longleaf Partners Fund, Longleaf Partners International Fund and Longleaf Partners Small-Cap Fund ("The Funds") are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
For reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to reduce market risks. However, when used separately, forward currency contracts have risks. For example, the price movements of the forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales
A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the execution cost of short sale transactions and are not subject to Southeastern's contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                                                               PURCHASES        SALES
                                                              ------------   ------------
Partners Fund...............................................  $773,228,086   $689,171,749
International Fund..........................................   501,702,440    171,615,209
Small-Cap Fund..............................................   528,048,884    553,881,495

Purchases in the Partners and Small-Cap Fund include securities purchased from the Realty Fund in conjunction with its liquidation. The securities were purchased from the Realty Fund at the last sales price on the security's primary exchange, without brokerage commissions, in accord with procedures previously adopted by the Boards of Trustees of the Funds pursuant to Rule 17a-7 of the Investment Company Act of 1940.

NOTE 6. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                                                    YEAR ENDED DECEMBER 31, 2001
                                                              -----------------------------------------
                                                               PARTNERS     INTERNATIONAL    SMALL-CAP
                                                                 FUND           FUND           FUND
                                                              -----------   -------------   -----------
    Shares sold.............................................   42,240,268     40,973,823     14,260,399
    Reinvestment of shareholder distribution................    3,730,778      4,344,513      6,392,192
    Shares redeemed.........................................  (27,244,107)   (11,308,011)   (10,577,404)
                                                              -----------    -----------    -----------
                                                               18,726,939     34,010,325     10,075,187
                                                              ===========    ===========    ===========

                                                                    YEAR ENDED DECEMBER 31, 2000
                                                              -----------------------------------------
                                                               PARTNERS     INTERNATIONAL    SMALL-CAP
                                                                 FUND           FUND           FUND
                                                              -----------   -------------   -----------
    Shares sold.............................................   32,045,546     16,938,098     15,638,875
    Reinvestment of shareholder distribution................   12,719,810      6,401,785        434,727
    Shares redeemed.........................................  (56,287,089)   (14,218,490)   (21,569,242)
                                                              -----------    -----------    -----------
                                                              (11,521,733)     9,121,393     (5,495,640)
                                                              ===========    ===========    ===========

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 2001, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                    %
                                                               OUTSTANDING
                                                              SHARES OF THE
                                                                 COMPANY
                                                              -------------
PARTNERS FUND
  Host Marriott Corporation                                        5.8
  The NipponKoa Insurance Company, Ltd.                            6.2
  Pioneer Natural Resources Company                               11.4
  Rayonier Inc.                                                   10.6
  UCAR International, Inc.                                         7.9
INTERNATIONAL FUND
  BIL International Limited                                        9.3
  Ezaki Glico Co., Ltd.                                            5.5
  Gendis Inc. (Note 8)                                            20.0
  O&Y Properties Corporation (Note 8)                             11.3

                                                                    %
                                                               OUTSTANDING
                                                              SHARES OF THE
                                                                 COMPANY
                                                              -------------
SMALL-CAP FUND
  Alleghany Corporation                                            5.2
  Deltic Timber Corporation                                       12.6
  Fleming Companies, Inc.                                          8.8
  Genlyte Group Incorporated                                      18.0
  IHOP Corp.                                                      14.4
  The Neiman Marcus Group, Inc. (combined Class A and B)           6.0
  Ralcorp Holdings, Inc.                                           9.9
  Texas Industries, Inc.                                          11.0
  Thomas Industries, Inc.                                          9.9
  TimberWest Forest Corp.                                         15.5
  USG Corporation                                                  7.1
  U.S. Industries, Inc.                                           11.0

NOTE 8. ILLIQUID SECURITIES

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company and 4,671,600 shares of O&Y Properties Corporation representing 11.3% of the total outstanding shares of the Company. Due to the limited trading volume and the Fund's large ownership stakes, a portion of these positions may be illiquid. Gendis and O&Y together represent 2.4% of the International Fund's net assets at December 31, 2001.

NOTE 9. RELATED OWNERSHIP

At December 31, 2001, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Fund:

                                                              Shares Owned   Percent of Fund
                                                              ------------   ---------------
International Fund..........................................   5,798,757           8.6%

NOTE 10. COLLATERAL

Securities with the following aggregate value were segregated to collateralize portfolio obligations at December 31, 2001:

                                                                                  Value of
                                                                                 Segregated
                                                      Obligation                   Assets
                                        --------------------------------------  ------------
Partners Fund.........................  Forward currency contracts              $291,306,200
International Fund....................  Forward currency contracts               383,270,528
                                        Short sale obligation                     97,464,600
Small-Cap Fund........................  Forward currency contracts                55,200,000

NOTE 11. FEDERAL INCOME TAXES

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions for the year ended December 31, 2001 were subject to tax as follows:

                                                            PARTNERS      INTERNATIONAL     SMALL-CAP
                                                         --------------   -------------   --------------
Long-term capital gains................................  $   45,288,136   $  24,476,844   $  123,258,098
Ordinary income........................................      48,557,718      33,857,330       18,280,568
Foreign tax credit.....................................               -        (981,779)               -
                                                         --------------   -------------   --------------
                                                         $   93,845,854   $  57,352,395   $  141,538,666
                                                         ==============   =============   ==============

The tax-basis components of net assets at December 31, 2001 were as follows:

                                                            PARTNERS      INTERNATIONAL     SMALL CAP
                                                         --------------   -------------   --------------
Unrealized appreciation................................  $  893,008,241   $  83,215,438   $  276,190,513
Unrealized depreciation................................    (387,466,890)   (114,857,266)    (178,692,495)
                                                         --------------   -------------   --------------
Net unrealized appreciation (depreciation).............     505,541,351     (31,641,828)      97,498,018
Undistributed ordinary income..........................         915,762      14,270,991                -
Undistributed long-term gains..........................      27,269,756      17,238,125        1,477,343
Paid-in capital........................................   3,975,314,788     834,142,650    1,535,139,644
                                                         --------------   -------------   --------------
                                                         $4,509,041,657   $ 834,009,938   $1,634,115,005
                                                         ==============   =============   ==============

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                              NET
                                                                             GAINS
                                                     NET                       ON                                 DISTRI-
                                                    ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                                    VALUE        NET        REALIZED       FROM       FROM NET     FROM
                                                  BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                                  OF PERIOD     INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                                  ---------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    2001........................................   $22.71        $.20        $2.13        $2.33        $(.20)     $ (.33)
    2000........................................    20.49         .15         3.94         4.09         (.15)      (1.72)
    1999........................................    24.39         .28          .34          .62         (.29)      (4.23)
    1998........................................    25.98         .25         3.22         3.47         (.25)      (4.81)
    1997........................................    22.85         .21         6.24         6.45         (.21)      (3.11)
INTERNATIONAL FUND
Year ended December 31,
    2001........................................    12.06         .13         1.13         1.26         (.13)       (.85)
    2000........................................    12.02         .35         2.70         3.05         (.38)      (2.63)
    1999........................................     9.97         .06         2.38         2.44         (.06)       (.33)
October 26, 1998 (Initial Public Offering)
    through December 31, 1998...................     9.15(c)      .01          .82          .83         (.01)          -
SMALL-CAP FUND
Year ended December 31,
    2001........................................    22.62         .24          .90         1.14         (.24)      (1.84)
    2000........................................    20.20         .05         2.53         2.58         (.05)       (.11)
    1999........................................    21.95         .08          .79          .87         (.08)      (2.54)
    1998........................................    22.18         .17         2.54         2.71         (.17)      (2.77)
    1997........................................    17.86         .18         5.01         5.19         (.18)       (.69)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Capitalized on August 12, 1998 at $10.00.
(d) Aggregate, not annualized.
(e) Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.73% and 1.74%, respectively (Note 2 and 3).

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

                                               RATIO OF
             NET                               EXPENSES    RATIO OF
            ASSET                NET ASSETS       TO         NET
   TOTAL    VALUE                  END OF      AVERAGE    INCOME TO    PORTFOLIO
  DISTRI-   END OF     TOTAL       PERIOD        NET       AVERAGE     TURNOVER
  BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS     RATE
  -------   ------   ---------   -----------   --------   ----------   ---------
  $ (.53)  $24.51      10.34%    $4,509,042       .94%        .89%       18.43%
   (1.87)   22.71      20.60      3,751,993       .93         .75        20.48
   (4.52)   20.49       2.18      3,622,109       .92        1.16        50.39
   (5.06)   24.39      14.28      3,685,300       .93        1.12        43.78
   (3.32)   25.98      28.25      2,605,070       .94         .81        38.07
    (.98)   12.34      10.47        834,010      1.82(e)     1.17        32.44
   (3.01)   12.06      25.93        404,505      1.79(e)     3.36        69.40
    (.39)   12.02      24.37        293,613      1.75(e)      .60        50.32
    (.01)    9.97       9.02(d)      75,572      1.75(a)(e)   .10(a)     24.05
   (2.08)   21.68       5.45      1,634,115       .96        1.14        40.39
    (.16)   22.62      12.80      1,476,973       .98         .24        21.94
   (2.62)   20.20       4.05      1,429,673       .97         .38        47.48
   (2.94)   21.95      12.71      1,355,364      1.01         .87        52.51
    (.87)   22.18      29.04        915,259      1.09        1.18        16.95

INVESTMENT COUNSEL
Southeastern Asset Management,
Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

TRANSFER AND DIVIDEND AGENT
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
For Information about your
account,
call (800) 445-9469

CUSTODIAN
State Street Bank & Trust
Company, Boston, MA                            (LONGLEAF PARTNERS FUNDS (SM)
                                               LOGO)
SPECIAL LEGAL COUNSEL
Dechert, Washington, DC

INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP
Baltimore, MD and Boston, MA

No person has been authorized to
give any further information or
make any representations other
than those contained in the
Prospectus or this Statement of
Additional Information. If given
or made, such other information
or representations must not be
relied upon as having been
authorized by the Fund, its
Investment Counsel, or its
Administrator. This Prospectus
does not constitute an offering
in any state where such an
offering may not be lawfully
made.
          LONGLEAF
          PARTNERS
          FUNDS

(LONGLEAF PARTNERS FUNDS (SM)
LOGO)

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(800) 445-9469

www.longleafpartners.com
                                                          LONGLEAF
                                                          PARTNERS
                                                          FUNDS SM

                                                      STATEMENT OF
                                                 ADDITIONAL INFORMATION
                                                       MAY 1, 2002

                  --------------------------------------------------------------
                                                 LONGLEAF PARTNERS FUND
                                                    LONGLEAF PARTNERS
                                                   INTERNATIONAL FUND
                                                    LONGLEAF PARTNERS
                                                     SMALL-CAP FUND

                  --------------------------------------------------------------
                                                       MANAGED BY
                                           SOUTHEASTERN ASSET MANAGEMENT, INC.
                                              6410 POPLAR AVENUE, SUITE 900
                                                    MEMPHIS, TN 38119

                  --------------------------------------------------------------
                                                TELEPHONE (800) 445-9469
                                                WWW.LONGLEAFPARTNERS.COM

                           PART C. OTHER INFORMATION

Item 23. Exhibits


(a). Articles of Incorporation. Registrant is a Massachusetts business trust. Declaration of Trust; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number
     0000950144-99-002256); amendment filed herewith.

(b). By-Laws; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256);
     amendment filed herewith.


(c). Instruments Defining Rights of Security Holders. Stock Certificate; Incorporated by reference from Post Effective Amendment No. 23, filed August 1, 2000 (Accession Number 0000950144-00-009321).

(d). Investment Advisory Contracts (with Southeastern Asset Management, Inc.)

        (1) Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256)


        (2) Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323).


(e). Underwriting Contracts. None; not applicable.

(f). Bonus or Profit Sharing Contracts. None; not applicable.

(g). Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(h). Other Material Contracts.

        (1). Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).


        (2). Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners International Fund; incorporated by reference from Post Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323).

        (3). Transfer Agent Agreement with PFPC Inc.; filed herewith. Incorporated by reference from Post Effective Amendment No. 23, filed August 1, 2000 (Accession Number 0000950144-00-009321).

        (4). Sub-Transfer Agent Agreement with Howard Johnson & Company; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

        (5). Form of Shareholder Servicing Agent Agreement with National Financial Services Corp; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

        (6). IRA Disclosure Statement and Adoption Agreement; incorporated by reference from Post Effective Amendment No. 23 filed August 1, 2000. (Accession Number 0000950144-00-009321).


(i). Legal Opinion. Filed herewith.

(j). Other Opinions or Consents. Opinion and Consent of PriceWaterhouse Coopers LLP; filed herewith.

(k). Omitted Financial Statements. None.

(1). Initial Capital Agreements. None.

(m). Rule 12b-1 Plan. None.

(n). Financial Data Schedule; not applicable.

(o). Rule 18f-3 Plan. Not applicable; none.


(p). Code of Ethics; incorporated by reference from Post-Effective Amendment No. 24, filed February 28, 2001 (Accession Number 0000950144-01-003202).

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


Item 24  Persons Under Common Control With Registrant


              Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, now has three series -- Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund, all of which are non-diversified open-end management investment companies. Each series has a separate Board of Trustees composed of the same individuals. Five of the eight Trustees are classified as Trustees who are not "interested" as defined by Sec. 2
       (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement and a Fund Administration Agreement with Southeastern Asset Management, Inc., an investment adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.



Item 25  Indemnification

     Section 4.8 of the By-Laws of the Registrant provides as follows:

     "Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the trust. The indemnification shall be against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudicate of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (c) To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

          (2)  The determination shall be made:

               (i) By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) By the Shareholders.

          (3) Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("disabling Conduct"). A person shall be deemed not liable by reason by disabling conduct if, either:
               (i) A final decision on the merits is made by a court or other body before whom the proceeding

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


                     was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct; or

               (ii) In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either-

                     (A) A majority of a quorum of Trustees who are neither
                         "interested persons" of the Trust, as defined in
                         Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or
                     (B) an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

          (1)  Authorized in the specific case by the Trustees; and

          (2) The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

          (3)  either,

               (i)   such person provides a security for his undertaking, or

               (ii) the Trust is insured against losses by reason of any lawful advances, or

               (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either-

                     (A) a majority of a quorum which consists of Trustees who
                         are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

                     (B) an independent legal counsel in a written opinion.

     (f)  The indemnification provided by this Section shall not

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

       ________________________________________________________________

     Paragraph 9 of the Investment Counsel Agreement, provides that, except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees, or agents shall be subject to any liability incurred in connection with any act or omission connected with or arising out of any services rendered under the Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. Similar provisions are contained in Paragraph 1.04(d) of the Fund Administration Agreement. Reference is made to such agreements for the full text.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that is will apply the indemnification provisions of its By-Laws in a manner consistent with Investment Company Act Release No. 11330 so long as the interpretation of Section 17(h) and 17(i) therein remains in effect.

Item 26  Business and Other Connections of Investment Counsel


     Southeastern Asset Management, Inc., a corporation organized under the laws of the State of Tennessee, offers investment advisory services to corporations, endorsement funds, retirement and pension plans and individual investors.

     The following individuals are Trustees of the Registrant who are employed by Southeastern Asset Management, Inc.:



                                                   Name of Company,
    Name and position                              Principal Business
    With Registrant                                and Address
    ----------------------                         ------------------
    O. Mason Hawkins, CFA                          1975-Present;
    Chairman of the Board                          Southeastern Asset
     and Co-Portfolio                              Management, Inc.;
     Manager                                       Chairman of the
                                                   Board and CEO

    G. Staley Cates                                1985 - Present;
    Trustee and Co-Portfolio Manager               Southeastern Asset
                                                   Management, Inc.;
                                                   President, (1994)-present;
                                                   Vice President
                                                   1985-94



     The following individuals are officers of Southeastern Asset Management Inc. who have responsibilities for investment company operations:


      Capacity with
    Investment Counsel
    ------------------
    John B. Buford, CPA                            1990 - Present
    Co-Portfolio Manager of                        Southeastern Asset
    Partners and Small-Cap Funds                   Management, Inc.;
    Vice President-Investments

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25




                                                         Name of Company,
    Capacity with                                        Principal Business
    Investment Counsel                                   and Address
    ------------------                                   ------------------

    C.T. Fitzpatrick, III, CFA;                          1990 - Present;
    Vice President-Investments                           Southeastern Asset
                                                         Management, Inc.

    E. Andrew McDermott, III                             1998 - Present;
    Assistant Portfolio Manager                          Southeastern Asset
    of International Fund,                               Management, Inc.;
    Vice President-Investments                           J.P. Morgan & Co.,
                                                         1994-98; NEC
                                                         Logistics, 1992-94

    Frank N. Stanley, CFA                                1985 - Present;
    Vice President -                                     Southeastern Asset
    Investments                                          Management, Inc.;

    Charles D. Reaves                                    1988 - Present;
    Vice President                                       Southeastern Asset
    and General Counsel                                  Management, Inc.


    Julie M. Douglas, CPA                                1989 - Present;
    Vice President; Chief                                Southeastern Asset
    Financial Officer-Mutual Funds                       Management, Inc.

    Lee B. Harper                                        1993 - Present
    Vice President-Marketing                             Southeastern Asset
                                                         Management, Inc.

    Andrew R. McCarroll,                                 1998 - Present;
    Vice President and                                   Southeastern Asset
    Assistant General Counsel                            Management, Inc.;
                                                         1996-98; Farris
                                                         Warfield & Kanady (law firm)

    Randy D. Holt                                        1985 - Present
    Vice President and Secretary                         Southeastern Asset
                                                         Management, Inc.


The address of Southeastern Asset Management, Inc. is 6410 Poplar Avenue Suite 900; Memphis, TN 38119.

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25


Item 27      Principal Underwriters


      (a) None. Each series is a no-load, open-end management investment company selling shares directly to the public.


      (b)    Not Applicable.

      (c)    Not Applicable.

ITEM 28      Location of Accounts and Records

      All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 (other than those required to be maintained by the custodian and transfer agent) are maintained in the physical possession of Registrant's Fund Administrator, Southeastern Asset Management, Inc., Suite 900, 6410 Poplar Avenue; Memphis, TN 38119. Transfer Agent records are maintained in the possession of PPPC Inc., 4400 Computer Drive, Westborough, MA 01581.

ITEM 29      Management Services

      Not applicable. (See section in the Prospectus entitled "Fund Administrator").

ITEM 30      Undertakings


             (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section, including an annual updating of the registration statement within four months of the end of each fiscal year, containing audited financial statements for the most recent fiscal year.

             (b) Not applicable

             (c) The information required by Item 5 of Form N-1A is set forth in the audited Annual Report to shareholders of Registrant for each fiscal year, which is the calendar year. Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the then current Annual Report upon request and without charge.

                                  SIGNATURES*


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) now having three series or portfolios, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund have duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 28th day of February, 2002.

      LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)
          LONGLEAF PARTNERS FUND
          LONGLEAF PARTNERS SMALL-CAP FUND
          LONGLEAF PARTNERS INTERNATIONAL FUND


By /s/ Charles D. Reaves
  -------------------------------
  Charles D. Reaves
  General Counsel

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 25
SIGNATURES (Continued)*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:



Signature                         Title                             Date
---------                         -----                             ----

                            INTERESTED TRUSTEES

/s/ O. Mason Hawkins
--------------------------
O. Mason Hawkins                  Trustee; Chairman of the         February 28, 2002
                                  Board

/s/ G. Staley Cates
--------------------------
G. Staley Cates                   Trustee                          February 28, 2002


/s/ Margaret H. Child             Trustee                          February 28, 2002
--------------------------
Margaret H. Child


                           NON-INTERESTED TRUSTEES

/s/ Chadwick H. Carpenter, Jr.
------------------------------
Chadwick H. Carpenter, Jr.        Trustee                          February 28, 2002


/s/ Daniel W. Connell, Jr.
--------------------------
Daniel W. Connell, Jr.            Trustee                          February 28, 2002

/s/ Steven N. Melnyk
--------------------------
Steven N. Melnyk                  Trustee                          February 28, 2002

/s/ C. Barham Ray
--------------------------
C. Barham Ray                     Trustee                          February 28, 2002


/s/ Perry C. Steger               Trustee                          February 28, 2002
--------------------------
Perry C. Steger




(*) As of the date of execution of this Post-Effective Amendment No. 25, the Board of Trustees of each Series consists of eight individuals, as shown above. Each Trustee is a Trustee of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.


                                    NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust ("the Registrant") is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.